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                                                                    EXHIBIT 10.4

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                                    SUBLEASE

                                     BETWEEN

                         WEBB & KNAPP, INC. AND GRAYSLER
                                   CORPORATION

                                   AS LANDLORD

                                       AND

                                MARY F. FINNEGAN

                                    AS TENANT

                                   ----------

                            Dated, December 30, 1957.

          Affecting Premises on the Westerly side of Lexington Avenue,
                   253 feet 4-inches Northerly of 42nd Street

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     Recorded in the Office of the Register of the City of New York in New York
County on December 31, 1957 in Liber 5024 of Conveyances at Page 430.

     The Landlord's interest in the within Sublease was acquired by Metropolitan Life Insurance Company by Assignment from Webb & Knapp, Inc. and Graysler Corporation dated December 30, 1957 and recorded in said Register's Office on December 31, 1957 in Liber 5024 of Conveyances at Page 613.

     The Tenant's interest in the within Sublease was assigned by Mary F. Finnegan to Lawrence A. Wien by Assignment dated December 30, 1957 and recorded in said Register's Office on December 31, 1957 in Liber 5024 of Conveyances at Page 621.

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                                TABLE OF CONTENTS

                                                                 PAGE
                              ARTICLE 1.
Definitions, Demise and Initial Term .....................        1

                              ARTICLE 2.
Rent  ....................................................        6

                              ARTICLE 3.
Payment of Taxes, Assessments, etc. ......................        8

                              ARTICLE 4.
Surrender  ...............................................       12

                              ARTICLE 5.
Insurance ................................................       14

                              ARTICLE 6.
Landlord's Right TO Perform Tenant's Covenants ...........       19

                              ARTICLE 7.
Repairs and Maintenance of the Property, Steam
   and Electricity .......................................       20

                              ARTICLE 8.
Compliance with Laws, Ordinances, etc. ...................       23

                              ARTICLE 9.
Changes and Alterations ..................................       25

                             ARTICLE 10.
Discharge of Liens .......................................       28

                             ARTICLE 11.
Use of Property ..........................................       29

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ii                              TABLE OF CONTENTS

                                                                 PAGE
                             ARTICLE 12.
Ground Lease .............................................       30

                             ARTICLE 13.
Entry on Property by Landlord, etc. ......................       32

                             ARTICLE 14.
Indemnification of Landlord ..............................       33

                             ARTICLE 15.
Damage or Destruction ....................................       34

                             ARTICLE 16.
Condemnation .............................................       38

                             ARTICLE 17.
Vault Space ..............................................       46

                             ARTICLE 18.
Mortgages, Assignments, Subleases and Transfers
  of Tenant's Interest ...................................       47

                             ARTICLE 19.
Conditional Limitations--Default Provisions ..............       63

                             ARTICLE 20.
Renewal Privileges .......................................       69

                             ARTICLE 21.
Invalidity of Particular Provisions ......................       73

                             ARTICLE 22.
Notices ..................................................       73

                             ARTICLE 23.
Condition of and Title to Property, Quiet Enjoyment ......       74

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                                TABLE OF CONTENTS                            iii

                                                                 PAGE
                             ARTICLE 24.
Excavation and Shoring ...................................       75

                             ARTICLE 25.
Arbitration and Appraisal ................................       76

                             ARTICLE 26.
Miscellaneous ............................................       78

SCHEDULES:
   A. Description of Grant of Term .......................       82
   B. Description of Ground Lease ........................       83
   C. Schedule for Determination of Amounts
       Payable to Landlord Under Section 16.03 ...........       84

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     THIS LEASE, dated the 30th day of December, 1957, between WEBB & KNAPP,
INC., a corporation duly organized and existing under the laws of the State of Delware, having an office and place of business at 383 Madison Avenue, New York 17, New York, and GRAYSLER CORPORATION, a corporation duly organized and existing under the laws of the State of New York, having its office and principal place of business at 383 Madison Avenue, New York 17, New York, (hereinafter collectively called the "Landlord") and MARY F. FINNEGAN, residing at 33-15 84th Street, Jackson Heights, New York, (hereinafter called the "Tenant").

                              W I T N E S S E T H :

                                    ARTICLE 1

                      DEFINITIONS, DEMISE AND INITIAL TERM

     That for purposes of this lease, unless the context otherwise requires:

          (a) the term "Grant of Term" shall mean instrument described in Schedule A annexed hereto;

          (b) the term "Ground Lease" shall mean the instrument described in Schedule B annexed hereto;

          (c) the term "Ground Lessor" shall mean the lessor under the Ground Lease, and the term "Ground Lessee" shall mean the lessee under the Ground Lease;

          (d) the term "Ground Rent" shall mean the rental payable under the Ground Lease and therein defined as the "Ground Rental";

          (e) the term "Building" shall have the meaning ascribed thereto in the Ground Lease;

          (f) the term "Demised Premises" shall mean the premises in the Borough of Manhattan, City and State

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     of New York, demised by the Ground Lease, located generally on the westerly side of Lexington Avenue (beginning at a point 253 feet 4 inches northerly of 42nd Street) and known as the Graybar Building and by the street address 420 Lexington Avenue, together with any easements and other rights demised or otherwise provided for the benefit of the Ground Lessee under the Ground Lease;

          (g) the term "Tenant" shall mean the tenant named herein, and from and after any valid assignment of the whole of tenant's interest in this lease pursuant to the provisions hereof, shall mean only the assignee thereof;

          (h) the term "Landlord" shall mean only the lessee for the time being under the Ground Lease;

          (i) the term "Railroad Company" shall mean the New York Central Railroad Company or its successors or assigns as grantor under the Grant of Term;

          (j) the term "subtenant" shall mean any tenant or licensee of any space in the Demised Premises (other than Tenant or a Total Subtenant); the term "sublease" shall mean any lease (other than this Lease or the Ground Lease or a total sublease) or other agreement for the use and occupancy of any such space; the term "subrent" shall mean any rent or other charge for such use or occupancy under a sublease; the term "existing sublease" shall mean any sublease made before the date of this lease; and the term "future sublease" shall mean any sublease made on or after said date;

          (k) The term "major sublease" shall mean any sublease having a term (including renewal options) of 6 years or more or providing for a fixed subrent at the rate of $50,000 or more per annum during any year of the term thereof. For purposes of this

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     definition, any two or more subleases with the same person, as subtenant, shall be deemed to be a single sublease providing for a fixed subrent at the aggregate rate per annum specified in such leases;

          (l) the term "total sublease" shall mean a lease made by Tenant of all or substantially all of the Demised Premises and the term "Total Subtenant" shall mean the tenant under such lease;

          (m) the term "term of this lease" or words of similar import shall mean the initial term and any renewal term which has become effective;

          (n) the term "Leasehold Mortgagee" shall mean the holder of a mortgage on this lease or the trustee under a deed of trust of this lease securing bonds or notes issued by Tenant, and the term "Leasehold Mortgage" shall mean any such mortgage or deed of trust.

     That Landlord is the Ground Lessee under the Ground Lease; and

     That Landlord, for and in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant, its successors and assigns, to be paid, kept and performed, does hereby demise and lease to Tenant, and Tenant does hereby take and hire from Landlord, the Demised Premises,

     SUBJECT, however, to the following:

          (1) the Grant of Term;

          (2) the Ground Lease;

          (3) state of facts shown on the survey made by George C. Hollerith, dated March 4, 1927, and of J. George Hollerith, dated March 28, 1944 (using lines of plot set forth in record description) drawn and redated to June 1, 1950 by Charles J. Dearing and

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     redated by Earl B. Lovell-S. P. Belcher, Inc., as of September 18, 1953,
     redated November 10, 1955 by Charles J. Dearing and redated by
     Charles J. Dearing May 24, 1957, and any additional state of facts which an inspection and more recent accurate survey would show;

          (4) easements granted to the City of New York by instrument recorded in the Office of the Register of the County of New York in Liber 193,
     Section 5 of Conveyances, page 38, as amended by instrument recorded in said Register's Office in Liber 191, Section 5 of Conveyances, page 478; and restrictive agreement recorded in said Register's Office in Liber 3850 of Conveyances, page 488, as modified by agreements set forth in instruments recorded, respectively, in said Register's Office in Liber 3932 of Conveyances, page 131, and Liber 3983 of Conveyances, page 380;

          (5) Impositions (as defined in Article 3 hereof), accrued or unaccrued, fixed or not fixed;

          (6) revocable nature of any rights, easements, licenses or privileges to use vaults, areas, tunnels, ramps or structures under streets, avenues or sidewalks on which the Demised Premises abut;

          (7) consents or grants prior to the date of this lease for the erection of any structures on, under or above said streets or avenues and grants, licenses or consents, if any, with respect to public utility lines and equipment;

          (8) right to maintain elevators from the Newsreel Theatre beneath the Demised Premises, as provided in lease recorded in Liber 3944 of Conveyances, page 417, as modified by instrument recorded in Liber 4407 of Conveyances, page 477;

          (9) existing subleases and the rights of the subtenants thereunder, it being intended that the leasehold estate of Tenant created by this lease shall be subject and subordinate to the leasehold estates of said subtenants created by said subleases, notwithstanding

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     the provisions of any clause in any such sublease purporting to subordinate such sublease and the rights of the subtenant thereunder to ground or underlying leases, and Landlord hereby assigns to Tenant for the term of this lease all its right, title and interest in and to such existing subleases and (subject to any existing assignments thereof) the rents and profits due or to become due to Landlord under the provisions thereof.

          (10) building restrictions and regulations in resolution or ordinance adopted by Board of Estimate and Apportionment of the City of New York, on July 25, 1916, and the amendments and additions thereto, now in force;

          (11) present and future zoning laws, ordinances, resolutions and regulations of the City of New York and all present and future ordinances, laws, regulations and orders of all boards, bureaus, commissions and bodies of any municipal, county, state or federal sovereigns now or hereafter having or acquiring jurisdiction of the Demised Premises and the use and improvement thereof;

          (12) revocable nature of the right, if any, to maintain marquees or signs, beyond the building lines;

          (13) the effect of all present and future municipal, state and federal laws, orders and regulations relating to subtenants, their rights and rentals to be charged for the use of the Demised Premises or any portion or portions thereof;

          (14) violations of law, ordinances, orders or requirements that might be disclosed by an examination and inspection or search of the Demised Premises by any federal, state or municipal departments or authority having jurisdiction, as the same may exist on the date of the commencement of the term of this lease;

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                                        6

          (15) the condition and state of repair of the Demised Premises as the same may be on the date of the commencement of the term of this lease;

          (16) any defects of title or encumbrances of record or encroachments, existing at the date of the commencement of the term of this lease;

     TO HAVE AND TO HOLD the same, subject as aforesaid, unto Tenant, and, subject to the provisions hereof, its successors and assigns, for an initial term of eighteen years, five months and two days commencing on December 30, 1957, and expiring on May 30, 1976, unless this lease shall sooner terminate as hereinafter provided.

     This lease is made upon the following covenants, agreements, terms, provisions, conditions and limitations, all of which Tenant covenants and agrees to perform and observe:

                                    ARTICLE 2

                                      RENT

     SECTION 2.01. Tenant convenants and agrees to pay to Landlord, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at Landlord's address specified in or furnished pursuant to Section 22.01 hereof, during the aforesaid initial term, a net rental of One Million Six Hundred Twenty Thousand Dollars ($1,620,000) per annum.

     Such net annual rental (hereinafter called the "net rent") shall be in addition to all other payments to be made by the Tenant as hereinafter provided and shall be paid in equal monthly installments of One Hundred Thirty Five Thousand Dollars ($135,000), each in advance on the first day of each calendar month during the term of this lease; provided, however, that the net rent payable in respect of the period from the date of commencement of

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said initial term to January 1, 1958, shall be Three Thousand Dollars ($3,000)
per diem and shall be paid on said commencement date.

     Tenant covenants and agrees to pay to Landlord, in like coin or currency, at said address and at least 5 days before the same shall become due under the Ground Lease, a sum or sums equal to each installment of the Ground Rent; provided, however, that Landlord may, by written notice, require Tenant to pay the Ground Rent directly to the Ground Lessor on or before the due date thereof, in which event Tenant shall furnish to Landlord receipts for such payments.

     SECTION 2.02. It is the purpose and intent of Landlord and Tenant that the net rent shall be net to Landlord, so that this lease shall yield, net, to Landlord, the net rent specified in Section 2.01 hereof in each year during the initial term of this lease and the net rent specified in Article 20 hereof in each year during each renewal term hereof, if renewed as provided in said
Article 20, and that all costs, expenses and charges of every kind and nature relating to the Demised Premises (except the taxes of Landlord referred to in Section 3.02 of Article 3 hereof and any payments on account of interest or principal under any mortgage or deed of trust which shall be a lien on the fee of the premises of which the Demised Premises are a part, or on the estate created by the Grant of Term, or on the leasehold estate created by the Ground Lease) which may arise or become due during or out of the term of this lease shall be paid by Tenant, and that Landlord shall be indemnified and saved harmless by Tenant from and against the same.

     SECTION 2.03. The net rent shall be paid to Landlord without notice or demand and without abatement, deduction or set-off, except as otherwise expressly provided in this lease.

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                                        8

     SECTION 2.04. Tenant will pay, as additional rent, and (except as may be otherwise expressly provided in this lease) without notice, abatement, deduction or set-off, the Ground Rent and all other sums, Impositions (as defined in Article 3 hereof), costs, expenses and other payments which Tenant in any of the provisions of this lease assumes or agrees to pay, and, in the event of any non-payment thereof, Landlord shall have (in addition to all other rights and remedies) all the rights and remedies provided for herein or by law in the case of non-payment of the net rent.

     If Tenant shall pay to Landlord the additional rent payable hereunder in respect of Ground Rent or Impositions before Landlord shall be required to pay the same pursuant to the Ground Lease, Landlord agrees to receive and hold the additional rent so paid in a fiduciary capacity and to apply the same to the payment of such Impositions and Ground Rent pursuant to the Ground Lease.

                                    ARTICLE 3

                       PAYMENT OF TAXES, ASSESSMENTS, ETC.

     SECTION 3.01. Subject to the provisions of Sections 3.02 and 3.04 hereof, Tenant shall pay to Landlord, at least 5 days before the last date when the same may be paid by Landlord pursuant to Paragraph First of the Ground Lease, all amounts payable by Landlord pursuant to said Paragraph in respect of taxes, charges, assessments, and water and sewer rents and Tenant shall also pay before any fine, penalty, interest or cost may be added thereto, or become due or be imposed by operation of law for the nonpayment thereof, any and all other taxes, assessments, rents, rates, charges for public utilities, excises, levies, vault and all other license and permit fees and other governmental charges, general and special, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature whatsoever which at any

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                                        9

time prior to or during the term of this lease may be assessed, levied, confirmed, imposed upon, or grow or become due and payable out of or in respect of, or become a lien on, the Demised Premises or any part thereof or any appurtenance thereto, the income received from any subtenant or Total Subtenant, any use or occupation of the Demised Premises, and such franchises as may be appurtenant to the use of the Demised Premises, this transaction or any document to which Tenant is a party creating or transferring an interest or estate in the Demised Premises, (all such taxes, assessments, rents, rates, excises, levies, fees and other charges being hereinafter referred to as "Impositions", and any of the same being hereinafter referred to as an "Imposition").

     SECTION 3.02. Nothing herein contained shall require Tenant to pay income taxes or corporation franchise or excess profits taxes or estate, inheritance, succession or transfer taxes or capital levies assessed against or imposed upon Landlord; provided, however, that if at any time during the term of this lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so as to cause the whole or any part of the taxes, assessments, levies, impositions or charges now or hereafter levied, assessed or imposed on real estate and the improvements thereon to be levied, assessed and imposed, wholly or partially on the rents received therefrom, or to be measured by or based, in whole or in part, upon the Demised Premises and imposed upon Landlord, then all such taxes, assessments, levies, impositions or charges, or the part thereof so levied, assessed, imposed, measured or based, shall be deemed to be included within the term "Impositions" for the purposes hereof, to the extent that such Impositions would be payable if the Demised Premises were the only property of Landlord subject to such Impositions, and Tenant shall pay and discharge the same as herein provided in respect of the payment of Impositions.

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     Nothing herein shall require Tenant to pay any portion of the Impositions in respect of the Demised Premises which shall be payable by the Ground Lessor except to the extent that Landlord, as Ground Lessee, shall be obligated to pay, or reimburse the Ground Lessor for the payment of, the same.

     SECTION 3.03. Landlord may, by written notice, require Tenant (a) to pay directly to the Ground Lessor on or before the due date thereof all amounts payable by Landlord in respect of Impositions pursuant to Paragraph First of the Ground Lease, or (b) to pay to Landlord, at least 5 days before the same would otherwise be payable pursuant to Section 3.01 hereof the amount of any other Impositions to be paid by Tenant pursuant to said Section. Tenant will furnish to Landlord, promptly after payment thereof, receipts for all Impositions paid by Tenant pursuant to this Article to persons other than Landlord. Landlord will deliver to Tenant copies of any bills or notices received by Landlord with respect to any Impositions payable by Tenant.

     SECTION 3.04. Tenant shall have the right to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith and (if payment of such Imposition would operate as a bar to such contest or interfere materially with the prosecution thereof) may postpone or defer payment of such Imposition, provided that

          (a) neither the Demised Premises nor any part thereof would, by reason of such postponement or deferment, be in danger of being forfeited or lost,

          (b) such contest (if in respect of any Imposition payable by Landlord as Ground Lessee) shall be permitted by the Ground Lease or the Ground Lessor, and Tenant shall furnish the Ground Lessor with such indemnities as may be required by the Ground Lease or the Ground Lessor,

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                                       11

          (c) such postponement or deferment (if in respect of any Imposition payable by Landlord as Ground Lessee) will entitle Landlord, as Ground Lessee, to a corresponding postponement or deferment under the Ground Lease, and

          (d) in case of any such postponement or deferment, Tenant shall have deposited with Landlord the amount so contested and unpaid, together with all interest and penalties in connection therewith and all charges that may or might be assessed against or become a charge on the Demised Premises or any part thereof in such proceedings, or shall have furnished to Landlord security reasonably satisfactory to Landlord sufficient to cover said amount, interest, penalties and charges.

     Upon the termination of any such proceedings, Tenant shall pay the amount of such Imposition or part thereof as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, interest, penalties or other liabilities in connection therewith, and, upon such payment, Landlord shall return, without interest, any amount deposited with it with respect to such Imposition as aforesaid, or, at the written request of Tenant, Landlord shall make available to Tenant, upon such reasonable conditions as Landlord may prescribe, the amount of such deposit for the making of such payment as aforesaid. If, at any time during the continuance of such proceedings, Landlord shall deem any amount deposited as aforesaid insufficient, Tenant shall, upon demand, make an additional deposit, as aforesaid, of such additional sum as Landlord reasonably may request, and upon failure of Tenant so to do, the amount theretofore deposited may be applied by Landlord to the payment, removal and discharge of such Imposition, and the interest and penalties in connection therewith and any costs, fees or other liability accruing in any such proceedings, and the balance, if any, shall be returned to Tenant

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                                       12

     SECTION 3.05. Landlord shall not be required to join in any proceedings referred to in Section 3.04 hereof unless the Ground Lease or the provisions of any applicable law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of Landlord, in which event Landlord shall join in such proceedings or permit the same to be brought in its name. Landlord shall not ultimately be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings, and Tenant shall indemnify and save harmless Landlord from any such costs and expenses. Tenant shall be entitled to any refund of any Imposition and penalties or interest thereon received by Landlord which have been paid by Tenant, or which have been paid by Landlord but previously reimbursed in full by Tenant, and which, in either event, shall not be payable to the Ground Lessor.

     SECTION 3.06. Tenant may, in the name of, but without expense to Landlord, and after 10 days' prior written notice to Landlord, exercise any of the rights of Landlord provided for in Paragraph FIRST of the Ground Lease with respect to arbitration of disagreements as to the amount of Impositions payable by the Ground Lessee.

     SECTION 3.07. Notwithstanding the foregoing provisions of this Article 3, Tenant shall not be obligated to make any payments in respect of any Impositions pursuant hereto until the rendition by Landlord to Tenant of a bill therefor, showing the aggregate amount of such Imposition and the portion thereof payable by Tenant pursuant hereto.

                                    ARTICLE 4

                                   SURRENDER.

     SECTION 4.01. On the last day of the term hereof or upon any earlier termination of this lease, or upon any re-entry by Landlord upon the Demised Premises pursuant

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                                       13

to Article 19 hereof, Tenant shall surrender the Demised Premises, together with all fixtures and articles of personal property attached to or used in connection with the operation thereof, into the possession and use of Landlord without delay and in good order, condition and repair, reasonable wear and tear excepted, free and clear of all lettings and occupancies other than subleases permitted by this lease and any existing subleases and free and clear of all liens and encumbrances other than those, if any, permitted by this lease or created or consented to by Landlord.

     SECTION 4.02. Where furnished by or at the expense of any subtenant, furniture, trade fixtures and business equipment (not constituting part of the Demised Premises) may be removed by Tenant or by such subtenant at or prior to the termination of its sublease, provided, however, that the removal thereof will not contravene the provisions of the Ground Lease and that Tenant shall with due diligence, and without expense to Landlord, cause the Building to be promptly restored to its condition prior to such removal and cause any injury due to such removal to be promptly repaired.

     SECTION 4.03. Any personal property of Tenant or any subtenant which shall remain in the Building after the termination of this lease or any sublease and the removal of Tenant or such subtenant from the Building, may, at the option of Landlord be deemed to have been abandoned by Tenant or such subtenant and either may be retained by Landlord as its property or be disposed of, without accountability, in such manner as Landlord may see fit.

     SECTION 4.04. Landlord shall not be responsible for any loss or damage occurring to any property owned by Tenant or any subtenant.

     SECTION 4.05. The provisions of this Article 4 shall survive any termination of this lease.

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                                       14

                                    ARTICLE 5

                                    INSURANCE

     SECTION 5.01. Tenant, at its sole cost and expense, shall keep the Building insured, during the term of this lease, against loss or damage by fire, lightning, windstorm, hail, explosion, riot and civil commotion, aircraft and vehicles and smoke, and all other available extended coverage (with provisions for deduction of not more than $50) in an amount which is not less than 100% of the replacement value of the Building, without any deduction being made for depreciation, to the extent such insurance is available. Such replacement value shall be determined from time to time, but not more frequently than once in any 24 consecutive calendar months, at the request of Landlord, by one of the insurers or, at the option of Landlord, by an appraiser, architect or contractor who shall be mutually and reasonably acceptable to Landlord and Tenant. No omission on the part of Landlord to request any such determination shall relieve Tenant of its obligation hereunder.

     SECTION 5.02. Tenant, at its sole cost and expense, shall maintain:

          (a) comprehensive general public liability insurance against claims for bodily injury, death or property damage, occurring thereon, in or about the Demised Premises or the elevators or any escalator therein and on, in or about the adjoining streets, property and passageways, such insurance to afford minimum protection, during the term of this lease, of not less than $500,000 in respect of bodily injury or death to any one person, and of not less than $2,000,000 in respect of any one accident, and of not less than $100,000 for property damage;

          (b) boiler insurance, provided the Building contains a boiler, and, if requested by Landlord, plate glass insurance;

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                                       15

          (c) war risk insurance upon the Building as and when such insurance is obtainable from the United States of America, or any agency or instrumentality thereof, in an amount equal to the lesser of the full replacement value thereof or the maximum amount of such insurance obtainable;

          (d) rent insurance against loss of rent due to the risks referred to in Section 5.01 (including those embraced by available extended coverage) in an amount sufficient to prevent Landlord (and Tenant, if named as an insured) from being a co-insurer within the terms of the policy or policies in question, but in any event in an amount not less than the net rent and the estimated additional rent hereunder for 18 months; and in the event that the Building shall be destroyed or seriously damaged, Tenant shall cause to be deposited with Landlord so much of the proceeds of such insurance as shall equal the net rent and estimated additional rent for one year, which amount shall be held and applied by Landlord on account of the payment of such net rent and additional rent until the restoration of the Building, at which time, provided Tenant is not then in default, the balance, if any, of such deposit shall be returned by Landlord to Tenant; and

          (e) such other insurance, and in such amounts, as may from time to time be reasonably required by Landlord against other insurable hazards which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height and type of building, its construction, use and occupancy.

     Tenant shall not violate or permit to be violated any of the conditions or provisions of any policy provided for in Section 5.01 or 5.02 and Tenant shall so perform and satisfy the requirements of the companies writing such

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                                       16

policies that at all times companies of good standing satisfactory to Landlord shall be willing to write and/or to continue such insurance.

     SECTION 5.03. Tenant may effect for its own account any insurance not required under the provisions of this lease, but any insurance effected by Tenant on the Building, whether or not required under this Article 5, shall be for the mutual benefit of Landlord and Tenant and shall be subject to all other provisions of this Article 5 and of Article 15 hereof. Tenant shall promptly notify Landlord of the issuance of any such insurance.

     SECTION 5.04. All insurance provided for in this Article 5 shall be effected under valid and enforceable policies issued by insurers of recognized responsibility which are licensed to do business in the State of New York, are well rated by national rating organizations, and have been approved in writing by Landlord (such approval not to be unreasonably withheld) and, in the case of insurance provided for in Section 5.01, by the Ground Lessor. Upon the execution of this lease, and thereafter not less than 10 days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Article 5 or Article 9 hereof, originals of the policies, bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to Landlord of such payment, shall be delivered by Tenant to Landlord, together (in the case of any insurance provided for in Section 5.01 hereof) with duplicate copies thereof.

     SECTION 5.05. All policies of insurance provided for in Sections 5.01 and
5.02 hereof shall name Landlord, and (in the case of those provided for in Section 5.01) the Ground Lessor, as the insureds, as their respective interests may appear. Subject to the provisions of the Ground Lease, such policies may also name Tenant and any Total Subtenant as their respective interests may appear, and may be made payable to any Leasehold Mortgagee and any

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                                       17

leasehold mortgagee (as defined in Section 18.13 hereof) of a total sublease, as their interests may appear, pursuant to a standard mortgagee clause. The loss, if any, under any policies provided for in such Section 5.01 and in paragraphs
(c) and (e) of Section 5.02 shall be adjusted with the insurance companies (a) by Tenant, in the case of any particular casualty resulting in damage or destruction not exceeding $100,000 in the aggregate, or (b) by Landlord, Tenant, any Leasehold Mortgagee, any Total Subtenant and any leasehold mortgagee of a total sublease, in the case of any particular casualty resulting in damage or destruction exceeding $100,000 but not exceeding $250,000 in the aggregate, or (c) by Landlord and (to the extent required or permitted by the Ground Lease) by the Ground Lessor and/or Tenant and/or any Leasehold Mortgagee, and/or any Total Sub-tenant and/or any leasehold mortgagee of a total sublease, as their respective interests may appear, in the case of any particular casualty resulting in damage or destruction exceeding $250,000 in the aggregate. The proceeds of any such insurance, as so adjusted, shall be payable:

          (i) to Tenant, in the case of any particular casualty resulting in damage or destruction not exceeding $100,000 in the aggregate, or

          (ii) to Landlord (or, at Tenant's election, to an insurance trustee which shall be a bank or trust company having its principal office in the Borough of Manhattan, City of New York, selected by, and whose charges shall be paid by, Tenant) for the purposes set forth in Article 15, in the case of any particular casualty resulting in damage or destruction exceeding $100,000, but not exceeding $250,000, in the aggregate, or

          (iii) in the case of any particular casualty resulting in damage or destruction exceeding $250,000 in the aggregate, either (A) to the insurance trustee designated pursuant to Paragraph Seventh of the Ground Lease in the case of proceeds of insurance provided for in Section 5.01 hereof or (B) to Landlord (or, at Tenant's election, to an insurance trustee selected as provided in clause (ii) of this Section), for the purposes set forth in Article 15, in the case of proceeds of insurance provided for in Section 5.02 hereof.

All such policies shall provide that the loss, if any, thereunder shall be adjusted and paid as hereinabove provided. Each such policy shall contain (if obtainable) a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay to Landlord the amount of any loss sustained and an agreement by the insurer that such policy shall not be cancelled without at least 10 days' prior written notice to Landlord and {in the case of policies provided for in Section 5.01) the Ground Lessor.

     SECTION 5.06. If, at any time during the term of this lease, Landlord shall request that the amount of liability insurance provided by Tenant, as required by Section 5.02 and paragraph (g) of Section 9.01 hereof, be increased on the ground that such coverage is inadequate properly to protect the interest of Landlord, or if Landlord shall require other insurance pursuant to the provisions of paragraph (e) of Section 5.02, and Tenant shall refuse to comply with any such request or requirement, the dispute shall be submitted to arbitration as provided in Article 25 hereof. Tenant shall thereafter carry the amount, and such kind, of insurance as determined by such arbitration to be adequate and required, but in no event shall the amount of public liability insurance be less than the amounts specified in Section 5.02 and in paragraph
(g) of Section 9.01 hereof.

     SECTION 5.07. Upon the expiration of this lease, the unearned premiums upon any such transferable insurance policies lodged with Landlord by Tenant shall be apportioned, if Tenant shall not then be in default in the performance of any of Tenant's covenants, agreements and undertakings in this lease.

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                                       19

                                    ARTICLE 6

                 LANDLORD'S RIGHT TO PERFORM TENANT'S CONVENANTS

     SECTION 6.01. If Tenant shall at any time fail to pay any Imposition in accordance with the provisions of Article 3 hereof, or to pay for or maintain any of the insurance policies provided for in Article 5 hereof, or to make any other payment or perform any other act on its part to be made or performed hereunder, then Landlord, after 30 days' notice to Tenant (or, if necessary to avoid a default under the Ground Lease, after 10 days' notice, or, in case of any emergency, on such notice, or without notice, as may be reasonable under the circumstances) and without waiving, or releasing Tenant from, any obligation of Tenant hereunder, may (but shall not be required to):

          (a) pay any Imposition payable by Tenant pursuant to the provisions of
     Article 3 hereof, or

          (b) pay for and maintain any of the insurance policies provided for in
     Article 5 hereof, or

          (c) make any other payment or perform any other act on Tenant's part to be made or performed as in this lease provided,

and may enter upon the Demised Premises for the purpose and take all such action thereon as may be necessary therefor.

     SECTION 6.02. All sums so paid by Landlord and all costs and expenses incurred by Landlord in connection with the performance of any such act (together with interest thereon at the rate of 6% per annum from the respective dates of Landlord's making of each such payment or incurring of each such cost and expense) shall constitute additional rent payable by Tenant under this lease and shall be paid by Tenant to Landlord on demand, and Landlord shall not be limited in the proof of any damages which Landlord may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force insurance as aforesaid, to the amount of the insurance premium or premiums not paid or incurred by Tenant and which would have been payable upon such insurance, but Landlord shall also be entitled to recover as damages for such breach, the uninsured amount of any loss (to the extent of any deficiency in the insurance required by the provisions of this lease), damages, costs and expenses of suit suffered or incurred by reason of damage to, or destruction of, the Demised Premises, occurring during any period when Tenant shall have failed or neglected to provide insurance as aforesaid. However, any amount so recovered by the Landlord for damages to the Demised Premises shall be subject to the provisions of Article 15 hereof.

                                    ARTICLE 7

                    REPAIRS AND MAINTENANCE OF THE PROPERTY,
                              STEAM AND ELECTRICITY

     SECTION 7.01. During the term of this lease, Tenant, at its sole cost and expense, will take good care of the Building (including the fixtures and facilities therein), and the sidewalks, driveways and curbs adjoining the Building and will maintain and keep the same in good order and condition, and make all necessary repairs thereto, interior and exterior, structural and non-structural, ordinary and extraordinary, and foreseen and unforeseen, unless prohibited by the Ground Lease and not consented to by Ground Lessor. When used in this Article 7, the term "repairs" shall include all necessary replacements, renewals, alterations, additions and betterments. All repairs made by Tenant shall be equal in quality and class to the original work. Nothing in this Section contained shall obligate Tenant to repair any portion of the Building excepted from the Demised Premises if and to the extent that the Ground Lessor is obligated under the Ground Lease to make such repairs at its own cost and expense without reimbursement from Landlord as Ground Lessee. Without limiting the generality of the foregoing, Tenant shall cause all windows in the north and east walls of the Building, including the north wall of the south wing, to be caulked, and all split, buckled or otherwise damaged slate window sills in the Building to be replaced, on or before May 1, 1958, and Tenant will, promptly after written request by Landlord, cause all other windows of the Building to be caulked, when and if, in Landlord's reasonable judgment, such caulking shall be necessary.

     SECTION 7.02. The necessity for and adequacy of repairs to the Building pursuant to Section 7.01 hereof shall be measured by the standard which is appropriate for buildings of similar construction and class, provided that Tenant shall in any event make all repairs required to be made by the Ground Lessee under the Ground Lease.

     SECTION 7.03. Tenant shall maintain all portions of the Building and the adjacent sidewalks, driveways and curbs in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions; provided, however, that Tenant shall not be responsible for the maintenance, lighting, cleaning and policing of the passageway extending from Lexington Avenue to the Grand Central Terminal building, but Tenant shall pay to Landlord (or, on Landlord's written request, to the Railroad Company), promptly upon rendition of bills therefor, the portion of the expense of such maintenance, lighting, cleaning and policing which Landlord is required to pay as Ground Lessee under the Ground Lease.

     SECTION 7.04. Landlord shall not be required to furnish any services or facilities, or to make any repairs or alterations, in or to the Building.

     SECTION 7.05. Tenant shall, at its own cost and expense, take all action necessary to obtain directly from the public utility companies furnishing such service in the Borough of Manhattan, City and State of New York, a sufficient supply of all electric current and all steam required for any and all purposes in the Demised Premises. All such arrangements (including the installation, in accordance with plans and specifications approved by Landlord and the Ground Lessor, of all mains, pipes, condensate lines, conduits, drip tanks, pumps, ejectors, meter equipment and other facilities required for the purpose of obtaining such service and disposing of any condensate therefrom and the installation of all such rectifiers, motor generators and other equipment, and the doing of such wiring and other work as may be required to enable Tenant to use the electric current to be supplied by such public utility company for the operation of elevators, ventilating fans, pumps and heavy machinery in the Demised Premises) shall be completed and such service shall commence on or before January 1, 1959. Without limiting the generality of the foregoing provisions of this Article, Tenant shall be responsible for the maintenance and repair of such facilities. Pending the completion of such arrangements and the commencement of such service, Landlord assigns to Tenant its right to receive from the Ground Lessor, subject to the provisions of Paragraph Eighth of the Ground Lease, all such direct current and steam as the Ground Lessor is obligated to furnish thereunder for the Demised Premises, but Landlord shall not be responsible for the furnishing of such service except to the extent of permitting Tenant to take such action, in Landlord's name, as may be required to enforce said provisions of the Ground Lease.

     SECTION 7.06. During the initial term of this lease, Tenant or any Total Subtenant shall, upon written request of Landlord, appoint from a list submitted by Landlord of at least four real estate firms specializing in the management and operation of high grade office buildings in the Borough of Manhattan, one such firm to act as its agent in the management of the Demised Premises. After any such appointment of an agent, Landlord may, upon 30 days' notice, require Tenant or such a Total Subtenant to replace any such agent by appointment of another from a list of at least six such firms submitted by Landlord. Tenant or a Total Subtenant may at any time substitute or replace such appointed agent with any other agent selected from the last-furnished list.

                                    ARTICLE 8

                     COMPLIANCE WITH LAWS, ORDINANCES, ETC.

     SECTION 8.01. During the term of this lease, Tenant, at its sole cost and expense, shall promptly comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards and officers, any national or local Board of Fire Underwriters, or any other body exercising functions similar to those of any of the foregoing, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Demised Premises and the sidewalks, curbs and vaults adjoining the Demised Premises or to the use or manner of use of the Demised Premises or the owners, tenants or occupants thereof, whether or not such law, ordinance, order, rule, regulation or requirement shall necessitate structural changes or improvements, or the removal of any encroachments or projections, ornamental, structural or otherwise, onto or over the streets adjacent to the Demised Premises, or onto or over other property contiguous or adjacent thereto.

     SECTION 8.02. Tenant shall have the right to contest by appropriate proceedings diligently conducted in good faith, in the name of Tenant or Landlord or both, without cost or expense to Landlord, the validity or application of any law, ordinance, order, rule, regulation or requirement of the nature referred to in Section 8.01 hereof, provided that such contest shall be permitted by the Ground Lease and Tenant shall have furnished to the Ground Lessor such indemnity as may be required by the terms of the Ground Lease. If by the terms of any such law, ordinance, order, rule, regulation or requirement, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Demised Premises or Tenant's leasehold interest therein and without subjecting Tenant or Landlord to any liability, civil or criminal, for failure so to comply therewith, Tenant may delay compliance therewith until the final determination of such proceeding. If any lien, charge or civil liability would be incurred by reason of any such delay, Tenant nevertheless, with the prior written consent of Landlord (such consent not to be unreasonably withheld), may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Landlord to criminal liability and Tenant (i) furnishes to Landlord security, reasonably satisfactory to Landlord, against any loss or injury by reason of such contest or delay, and (ii) prosecutes the contest with due diligence.

     Landlord shall not be required to join in any proceedings referred to in this Section unless the Ground Lease or the provisions of any applicable law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of Landlord, in which event Landlord shall join in such proceedings or permit the same to be brought in its name.

     SECTION 8.03. Without limiting the generality of the foregoing provisions of this Article 8 or the provisions of Article 7 hereof:

          (a) Tenant shall not suffer, allow or permit the loading of any of the floors of the Building, or any portion or portions thereof, beyond the weights permitted by the building ordinances of the City of New York, as changed from time to time during the term of this lease by orders of the municipal authorities having or asserting jurisdiction in the premises;

          (b) Tenant shall not construct or allow or permit to be constructed any advertising signs upon the roof, walls or windows of the Building or any lettering upon the windows, nor shall Tenant permit the windows above the floor next above the ground floor, or the windows, if any, in the spaces adjoining the passageway from Lexington Avenue to the Grand Central Terminal building, to be used for advertising or display purposes, without in each case the written consent of Landlord, and (if required by the Ground Lease) the written consent of the Ground Lessor first had and obtained.

                                    ARTICLE 9

                             CHANGES AND ALTERATIONS

     SECTION 9.01. Tenant will make no alterations or changes in the Building or any part thereof, except in compliance with the provisions of Paragraph Sixth of the Ground Lease, and all matters requiring the consent or approval of the Ground Lessor thereunder shall also require the consent or approval of Landlord, which consent or approval of Landlord shall not be unreasonably withheld. In addition to, and without limiting the generality of, the foregoing, Tenant covenants and agrees that:

          (a) No change or alteration, involving an estimated cost of more than $100,000, including any restoration required by Article 15 or 16 hereof, shall be made without the prior written consent of Landlord, such consent not to be withheld if the change or alteration would not in the reasonable opinion of Landlord impair the value, rental value, rentability or usefulness of the Building or any part thereof.

          (b) No change or alteration shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction. Landlord shall join in the application for such permits or authorizations whenever such action is necessary, but without any liability or expense to Landlord.

          (c) No structural change or alteration shall be made except in accordance with plans and specifications approved in writing by the Ground Lessor and Landlord, and such approval by Landlord shall not be unreasonably withheld.

          (d) Any change or alteration shall, when completed, be of such a character as not to reduce the value, rental value or rentability or usefulness of the Demised Premises.

          (e) Any change or alteration shall be made promptly and in a good and workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and officers, any national or local Board of Fire Underwriters, or any other body hereafter exercising functions similar to those of any of the foregoing.

          (f) The cost of any such change or alterations shall be paid in cash or its equivalent so that the Demised Premises shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Demised Premises.

          (g) Workmen's compensation insurance covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Landlord, Tenant or the Demised Premises, and general liability insurance for the mutual benefit of Tenant and Landlord with limits of not less than $250,000 in the event of bodily injury to one person and not less than $1,000,000 in the event of bodily injury to any number of persons in any one accident, and with limits of not less than $25,000 for property damage, shall be maintained or caused to be maintained by Tenant at Tenant's sole cost and expense at all times when any work is in process in connection with any change or alteration. All such insurance shall be in a company or companies of recognized responsibility, and all policies or certificates therefor issued by the respective insurers, bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to Landlord of such payment, shall be delivered to Landlord.

          (h) If the estimated cost of any such change or alteration shall be in excess of $100,000, Tenant, before commencement of work, at Tenant's sole cost and expense, shall furnish to Landlord a surety company performance bond, issued by a surety company acceptable to Landlord, in an amount at least equal to the estimated cost of such change or alteration, guaranteeing the completion thereof within a reasonable time, free and clear of all liens, encumbrances, chattel mortgages, conditional bills of sale, and other charges, and in accordance with the plans and specifications approved by Landlord or, in lieu of such performance bond, other security reasonably satisfactory to Landlord. No performance bond or other security shall be required except to the extent that

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                                       28

     such estimated cost exceeds the amounts deposited pursuant to Section 15.02 or available for the purpose pursuant to Section 16.04 of this lease.

                                   ARTICLE 10

                               DISCHARGE OF LIENS

     SECTION 10.01. Tenant will not create or permit to be created or to remain, and will discharge, any lien, encumbrance or charge (levied on account of any Imposition or any mechanic's, laborer's or materialman's lien or any mortgage, conditional sale, title retention agreement or chattel mortgage, or otherwise) which might be or become a lien, encumbrance or charge upon the Demised Premises or any part thereof or the income therefrom, having any priority or preference over or ranking on a parity with the estate, rights and interest of Landlord in the Demised Premises or any part thereof or the income therefrom, and Tenant will not suffer any other matter or thing whereby the estate, rights and interest of Landlord in the Demised Premises or any part thereof might be impaired; provided that any Imposition may, after the same becomes a lien on the Demised Premises, be paid or contested in accordance with Article 3 hereof, and any mechanic's, laborer's or materialman's lien may be discharged in accordance with Section 10.02 hereof.

     SECTION 10.02. If any mechanic's, laborer's or materialman's lien shall at any time be filed against the Demised Premises or any part thereof, Tenant, within 50 days after notice of the filing thereof, will cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the rate of 6% per annum from the respective dates of Landlord's making of the payment or incurring of the cost and expense shall constitute additional rent payable by Tenant under this lease and shall be paid by Tenant to Landlord on demand.

     SECTION 10.03. Nothing in this lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Demised Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Demised Premises or any part thereof.

                                   ARTICLE 11

                                 USE OF PROPERTY

     SECTION 11.01. Tenant will use the Demised Premises only for a high-grade office building, except that the ground floor and floor next above the ground floor may be used for banks, for trust companies, or for stores, and Tenant shall not use or permit or allow the Demised Premises or any portion thereof to be used for any other purpose, without prior written consent of Landlord and the Ground Lessor. Tenant will not use or allow the Demised Premises or any part thereof to be used or occupied for any unlawful purpose or in violation of the Ground Lease or any certificate of occupancy or certificate of compliance covering or affecting the use of the Demised Premises or any part thereof and will not suffer any act to be done or any condition to exist on the Demised Premises or any part thereof or any article to be brought thereon, which would in any way violate the Ground Lease or which may be dangerous, unless safeguarded as required by law, or which may, in law, constitute a nuisance, public or private, or which may make void or voidable any insurance then in force with respect thereto.

     SECTION 11.02. Tenant will not do or suffer any waste or damage, disfigurement or injury to the Building or any part thereof.

     SECTION 11.03. Tenant shall not use or permit the use of the Demised Premises or any part thereof for any purpose which in the reasonable opinion of Landlord would adversely affect the then value or character of the Demised Premises. Any dispute between Landlord and Tenant arising under the provisions of this Section 11.03 shall be submitted to arbitration as provided under
Article 25 hereof.

                                   ARTICLE 12

                                  GROUND LEASE

     SECTION 12.01. This lease is subject and subordinate to all the terms, covenants and conditions of the Ground Lease and Tenant agrees that it will, at its cost and expense, promptly perform and observe all obligations of Landlord, as Ground Lessee thereunder (other than the requirements thereof for the payment to the Ground

Lessor of the Ground Rent and additional rentals thereunder, to the extent that the same shall be paid by Tenant to Landlord), and comply with all restrictions and other requirements of the Ground Lease applicable to the Ground Lessee and the Demised Premises. Specific references in other Articles of this lease to compliance with particular requirements of the Ground Lease shall not limit the generality of the foregoing.

     SECTION 12.02. Landlord covenants and agrees that it will duly pay to the Ground Lessor each and every installment of Ground Rent and additional rent under the Ground Lease which Tenant shall have paid hereunder to Landlord. Landlord further covenants and agrees that it will not do, suffer or permit any act, condition or thing to occur which would or may constitute a default under the Ground Lease, except to the extent that such occurrence shall have resulted, directly or indirectly, from a default hereunder either by Tenant or caused by any Total Subtenant or any subtenant. Tenant shall have the right to, at any time or from time to time, but shall not be obligated to, make any such payment or payments or take any such action as shall be necessary to prevent a default under the terms of the Ground Lease, and (except to the extent that such default shall have resulted, directly or indirectly, from a default hereunder by Tenant or caused by any Total Subtenant or any subtenant), Tenant may thereafter deduct the amount of any such payment from the next succeeding installment or installments of net rent or additional rent accruing under this lease, with interest thereon at the rate of 6% per annum from the date of any such payment.

     SECTION 12.03. Landlord shall not modify or consent to any modification of the Ground Lease or the Grant of Term except with the prior written consent of Tenant and any such modification made without such consent shall be null and void and of no effect so far as Tenant is concerned.

                                   ARTICLE 13

                       ENTRY ON PROPERTY BY LANDLORD, ETC.

     SECTION 13.01. Tenant will permit Landlord and its authorized representatives to enter the Demised Premises at all reasonable times for the purpose of (a) inspecting the same and (b) making any necessary repairs thereto and performing any other work therein that may be necessary by reason of Tenant's failure to make any such repairs or perform any such other work or to commence the same for 30 days after written notice from Landlord. Nothing herein shall imply any duty upon the part of Landlord to do any such work; and performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any such work in the Demised Premises, keep and store therein or elsewhere upon the Demised Premises all necessary materials, tools, supplies and equipment. Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant, any Total Subtenant or any subtenant by reason of making such repairs or the performance of any such work, or on account of bringing materials, tools, supplies and equipment into or through the Demised Premises during the course thereof and the obligations of Tenant under this lease shall not be affected thereby.

     SECTION 13.02. Landlord shall have the right to enter the Demised Premises at all reasonable times during usual business hours for the purpose of showing the same to prospective purchasers or mortgagees, and, at any time within 2 years prior to the expiration of the initial term of this lease (unless Tenant theretofore shall have given written notice of its election to renew this lease as provided in Article 20 hereof) or within 2 years prior to the expiration of any renewal term of this lease (unless Tenant, if entitled to renew this lease as provided in Article 20 hereof, theretofore shall have given Landlord written notice of its election so to renew this lease as therein provided), for the purpose of showing the same to prospective tenants.

                                   ARTICLE 14

                           INDEMNIFICATION OF LANDLORD

     SECTION 14.01. Tenant will indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable architects' and attorneys' fees, which may be imposed upon or incurred by or asserted against Landlord by reason of any of the following occurring during the term of this lease:

          (a) any work or thing done in, on or about the Demised Premises or any part thereof;

          (b) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Demised Premises or any part thereof or any street, alloy, sidewalk, curb, vault, passageway or space adjacent thereto;

          (c) any negligence on the part of Tenant or any of its agents, contractors, servants, employees, sub-tenants, licensees or invitees;

          (d) any accident, injury or damage to any person or property occurring in, on or about the Demised Premises or any part thereof or any street, alley, sidewalk, curb, vault, passageway or space adjacent thereto;

          (e) any failure by Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this lease on its part to be performed or complied with; or

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                                       34

          (f) any tax attributable to the execution, delivery or recording of this lease or any modification hereof.

In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon written notice from Landlord will at Tenant's expense resist or defend such action or proceeding by counsel approved by Landlord in writing, such approval not to be unreasonably withheld.

                                   ARTICLE 15

                              DAMAGE OR DESTRUCTION

     SECTION 15.01. In case of casualty to the Building resulting in damage or destruction exceeding $100,000 in the aggregate, Tenant shall promptly give written notice thereof to Landlord. Regardless of the amount of any such damage or destruction, Tenant shall at its sole cost and expense, and whether or not the insurance proceeds, if any, shall be sufficient for the purpose, restore, repair, replace, rebuild or alter the Building as nearly as possible to its value, condition and character immediately prior to such damage or destruction and in conformity with the requirements of the Ground Lease and the provisions of Article 9 hereof. Such restoration, repairs, replacements, rebuilding or alterations shall be commenced promptly and prosecuted, with reasonable diligence.

     SECTION 15.02. Subject to the provisions of the Ground Lease, all insurance proceeds received by Landlord or any insurance trustee selected by Tenant pursuant to Section 5.05 hereof, on account of such damage or destruction, less the actual cost, fees and expenses, if any, incurred in connection with adjustment of the loss, shall be applied by Landlord or such insurance trustee to pay or reimburse Tenant for the payment of the cost of the aforesaid demolition, restoration, repairs, replacement, rebuilding or alterations,

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                                       35

including the cost of temporary repairs or for the protection of property pending the completion of permanent restoration, repairs, replacements, rebuilding or alterations (all of which temporary repairs, protection of property and permanent restoration, repairs, replacement, rebuilding or alterations are hereinafter collectively referred to as the "restoration"), and shall be paid out from time to time as such restoration progresses upon the written request of Tenant which shall be accompanied by the following:

          (1) A certificate signed by Tenant, dated not more than 30 days prior to such request, setting forth the following:

               (A) That the sum then requested either has been paid by Tenant, or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the restoration therein specified, the names and addresses of such persons, a brief description of such services and materials, the several amounts so paid or due to each of said persons in respect thereof, that no part of such expenditures has been or is being made the basis, in any previous or then pending request, for the withdrawal of insurance money or has been made out of the proceeds of insurance received by Tenant, and that the sum then requested does not exceed the value of the services and materials described in the certificate.

               (B) That, except for the amount, if any, stated (pursuant to the foregoing subclause (1) (A)) in such certificate to be due for services or materials, there is no outstanding indebtedness known to the persons signing such certificate, after due inquiry, which is then due for labor, wages, materials, supplies or services in connection with such restoration.

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                                       37

Lease, Landlord or such insurance trustee shall, out of such insurance money, pay or cause to be paid to Tenant or the persons named (pursuant to subclause
(1) (A) of this Section 15.02) in such certificate the respective amounts stated therein to have been paid by Tenant or to be due to them, as the case may be.

     If the insurance money at the time available for the purpose, less the actual cost, fees and expenses, if any, incurred in connection with the adjustment of the loss, shall be insufficient to pay the entire cost of such restoration, Tenant will pay the deficiency.

     Upon receipt by Landlord or such insurance trustee of satisfactory evidence of the character required by clauses (1) and (2) of this Section 15.02 and by the Ground Lease that the restoration has been completed and paid for in full and that there are no liens of the character referred to therein, any balance of the insurance money held by Landlord or the insurance trustee selected by Tenant hereunder or to which Landlord may be entitled pursuant to the Ground Lease shall be paid to Tenant.

     SECTION 15.03. If, during the last five years of the last renewal term of this lease, the Building shall be damaged or destroyed by fire or otherwise, and as a result thereof Landlord shall be entitled to terminate the Ground Lease pursuant to Paragraph Seventh thereof,

          (a) nothing herein contained shall prohibit the Landlord from exercising such right of termination,

          (b) Tenant shall have a corresponding right to terminate this lease;
     and

          (c) in case of any such termination of the Ground Lease by Landlord, this lease shall terminate as of a date one day prior to the date of termination of the Ground Lease and Landlord shall give Tenant at least 30 days' prior written notice of the date of such termination.

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                                       38

     In the event of any such termination, any insurance proceeds payable in respect of such damage or destruction shall be paid over to the Ground Lessor to the extent required by the Ground Lease and any balance thereof shall be applied first to the payment of any other amounts owing to the Ground Lessor pursuant to said Paragraph Seventh and any remaining balance shall be paid to Tenant.

     SECTION 15.04. Except as provided in Section 15.03 hereof, no destruction of or damage to the Demised Premises or any part thereof by fire or any other casualty shall terminate or permit Tenant to surrender this lease or shall relieve Tenant from its liability to pay the full net rent and additional rent and other charges payable under this lease or from any of its other obligations under this lease, and Tenant waives any rights now or hereafter conferred upon it by statute or otherwise to quit or surrender this lease or the Demised Premises or any part thereof, or to any suspension, diminution, abatement or reduction of rent on account of any such destruction or damage.

                                   ARTICLE 16

                                  CONDEMNATION

     SECTION 16.01. In the event that the Demised Premises, or any part thereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain, Landlord shall be entitled to collect from any condemnor the entire award that shall be made with respect to the leasehold estate created by the Ground Lease and for consequential damages to the Demised Premises, without deduction therefrom for any estate hereby vested in or owned by Tenant, subject to Tenant's rights as set forth in this Article 16. Tenant agrees to execute, or cause to be executed, any and all further documents that may be required in order to facilitate collection by Landlord of

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                                       39

any and all such awards. Tenant, in cooperation with Landlord, shall have the right to participate in any condemnation proceedings for the purpose of protecting Tenant's interest hereunder. For purposes of this Article, any such taking which shall result in a termination of the Ground Lease (whether by action of Landlord, by operation of law or otherwise) is referred to as a "Total Taking"; any such taking which shall not result in a termination of the Ground Lease is referred to as a "Partial Taking"; and the net amount of any such award so collected by Landlord in the event of a Total or Partial Taking, after deducting the expenses mentioned in Section 16.03 hereof, is referred to as the "Net Award."

     SECTION 16.02. In case of a Total Taking, this lease shall terminate and expire on the date of termination of the Ground Lease and the net rent shall be apportioned and paid to such date. In such event, Tenant shall not be entitled to receive any apportionment of Impositions theretofore paid or payable by Tenant, except to the extent that apportionment or refund is granted by the condemnor acquiring the Demised Premises.

     SECTION 16.03. In case of a Total Taking, the rights of Landlord and Tenant to share in the Net Award shall be as follows and in the following order of priority:

          (a) In case of any such taking during the initial term of this lease, Landlord's share shall be an amount determined in accordance with Schedule C attached hereto and made part hereof.

          (b) In case of any such taking during the first renewal term of this lease, Landlord's share shall be the greater of (i) 30% of the Net Award or
     (ii) an amount determined by deducting from $6,000,000 the sum of $45,000 for each 3-month period of said renewal term elapsed prior to the date of such Partial Taking.

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                                       40

          (c) In case of any such taking during the second or third renewal term of this lease, Landlord's share shall be 30% of the Net Award.

          (d) Tenant shall be entitled to receive any balance of the Net Award after all payments have been made to Landlord as provided in paragraphs
     (a), (b) and (c) of this Section 16.03.

There shall be deducted from Landlord's share the aggregate of any amounts retained by Landlord pursuant to Section 16.04 by reason of any prior Partial Taking.

     SECTION 16.04. In case of a Partial Taking, Tenant, at its expense, shall restore the Building to substantially its former condition, to the extent the same is feasible, in accordance with the provisions of Article 9 hereof. All of the Net Award shall be held by Landlord and applied and paid over toward the cost of demolition, repair and restoration, substantially in the same manner and subject to the same conditions as those provided in Section 15.02 hereof with respect to insurance and other moneys, and any balance remaining in the hands of Landlord after payment of such cost of demolition, repair and restoration as aforementioned, shall be retained by Landlord and the net rent adjusted as provided in Section 16.05. In the event that the costs of such demolition, repairs and restoration shall exceed the Net Award, Tenant shall pay the deficiency.

     SECTION 16.05. In case of a Partial Taking, this lease shall continue, but the net rent thereafter payable by Tenant shall be apportioned and reduced from the date of each such partial taking as follows:

          (a) if such taking shall occur during the initial term, by an amount equal to 9% per annum of the Net Award as to rent payable for the remaining period of the initial term of this lease, and 3% per annum of the

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                                       41

     Net Award as to rent payable during each renewal term of this lease; or

          (b) if such taking shall occur during any renewal term of this lease, by an amount equal to 3% per annum of the Net Award as to rent payable during the remaining period of said renewal term and during any subsequent renewal term.

Any net rent becoming due and payable hereunder between the date of any such Partial Taking and the date of determination of the amount of the rent reduction, if any, to be made in respect hereof shall be paid at the rate theretofore payable hereunder; provided, however, that after such determination Landlord, within 10 days after request, shall pay to Tenant an amount equal to the amount by which any net rent theretofore paid by Tenant for such period shall exceed the amount of the net rent for such period as so reduced or Tenant, at its election, may deduct such amount from any subsequent installment or installments of net rent payable hereunder.

     If, in the case of any Partial Taking, more than 20% of the rentable space in the Demised Premises is so taken, Tenant may elect to purchase from Landlord all of Landlord's right, title and interest in and to this lease and the Ground Lease, free and clear of any liens and encumbrances created or suffered by Landlord, together with any balance of the Net Award (after deducting any portion thereof theretofore paid over by Landlord to Tenant or at Tenant's direction on account of the cost of any restoration theretofore made pursuant to
Section 16.04), at a purchase price determined as follows:

          (a) If the Partial Taking occurs during the initial term hereof, the purchase price shall be the amount which would have been payable to Landlord pursuant to Section 16.03 (a) hereof if such Partial Taking had been a Total Taking.

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                                       42

          (b) If the Partial Taking occurs after the initial term hereof, the purchase price shall be an amount equal to the greater of 30% of such Net Award (prior to any deduction for restoration costs) or 30% of the appraised value of Landlord's interest in the Demised Premises (determined as of a date immediately prior to such Partial Taking and without deduction for the value of the interest therein of Tenant and otherwise pursuant to the provisions of Section 25.02 hereof).

Such election to purchase shall be exercised by written notice to Landlord given within 60 days after the determination of the amount of the Net Award. Within 60 days after receipt of any such notice, Landlord shall assign to Tenant or Tenant's designee or nominee, against receipt of the purchase price, Landlord's interest in and to the Ground Lease, this lease and the Net Award; provided, however, that Landlord shall not be required to make any such assignment if Tenant shall, at the time, be in default hereunder and shall have been notified thereof, or if Tenant shall fail to assume Landlord's obligations under the Ground Lease, or if such assignment and assumption shall not operate to relieve Landlord of its liabilities and obligations under the Ground Lease. Such assignment shall be without recourse against Landlord.

     No apportionment of Impositions shall be made in connection with such assignment except to the extent provided in Section 16.02. The net rent shall be apportioned to the date of such Partial Taking and Landlord shall refund to Tenant the amount by which any net rent paid by Tenant beyond said date shall exceed interest on the purchase price computed from said date to the date of payment of the purchase price. Said interest shall be computed at the rate of 6% per annum if the Partial Taking occurs during the initial term, or at the rate payable on the award by the condemnor if such Partial Taking

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                                       43

occurs during any renewal term. Any funds held by Landlord in which Tenant shall have an interest shall be turned over to Tenant upon delivery of such assignment.

     Any dispute between Landlord and Tenant as to whether or not more than 20% of the Demised Premises shall have been so taken shall be submitted to arbitration pursuant to Section 25.01.

     SECTION 16.06. Tenant shall not be entitled to share in any award or awards made in condemnation proceedings for the taking of any appurtenances to the Demised Premises, vaults, areas or projections outside of the boundaries of the Demised Premises, or rights in, under or above the streets adjoining said lands, or the rights and benefits of light, air or access to said streets, or for the taking of space, or rights therein, below the surface of, or above, the Demised Premises; provided, however, that any award or compensation received by Landlord for any such taking shall be applied and paid over, as provided in Section 16.04, toward the cost of such demolition, repair and restoration of the Building as shall be necessitated by such taking, and any balance remaining in the hands of Landlord shall be retained by Landlord, and the net rent shall be reduced and apportioned in the same manner as provided in Section 16.05 with respect to the balance of the Net Award received and retained by Landlord in the case of a Partial Taking.

     SECTION 16.07. If the temporary use of the whole or any part of the Demised Premises shall be taken by any lawful power or authority, by the exercise of the right of condemnation or eminent domain, or by agreement between Tenant and those authorized to exercise such right, Tenant shall give prompt notice thereof to Landlord, the term of this lease shall not be reduced or affected in any way, Tenant shall continue to pay in full the net rent, additional rent and other charges herein reserved, without

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                                       44

reduction or abatement, and Tenant shall be entitled to receive for itself any award or payment made for such use, provided, however, that

          (a) if the taking is for a period not extending beyond the initial term or the then current term of this lease and if such award or payment is made in a lump sum, the same shall be paid to and held by Landlord as a fund which Landlord shall apply from time to time to the payments due to Landlord from Tenant under the terms of this lease, except that, if such taking results in changes or alterations in the Building which would necessitate an expenditure to restore the Building to its former condition, then a portion of such award or payment considered by Landlord as appropriate to cover the expenses of such restoration shall be retained by Landlord, without application as aforesaid, and applied and paid over toward the restoration of the Building to its former condition, substantially in the same manner and subject to the same conditions as those provided in Section 15.02 hereof with respect to insurance and other monies, or

          (b) if the taking is for a period extending beyond the initial term or the then current term of this lease, such award or payment shall be apportioned between Landlord and Tenant as of the stated expiration date of such term; Tenant's share thereof shall, if paid in a lump sum, be paid to Landlord and applied in accordance with the provisions of paragraph (a) of this Section 16.07 and, in case the then current term of this lease shall be extended pursuant to Article 20 hereof beyond such then current term, Landlord shall from time to time, from and after the commencement of such extended term, apply the sums received by it upon such apportionment to the payments thereafter due to Landlord from Tenant under the terms

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                                       45

     of this lease; provided, however, that the amount of any award or payment allowed or retained for restoration of the Building, shall remain the property of Landlord if the lease shall expire prior to the restoration of the Building to its former condition.

Tenant shall also pay all fees, costs and expenses of every character of the Landlord in connection with the eventualities provided for in this Section. Tenant shall be entitled at the close of each year after any such taking, to receive any surplus remaining of said award or awards, after making provision for all payments required pursuant to paragraphs (a) and (b) of this Section 16.07.

     SECTION 16.08. In the case of any taking covered by the provisions of this
Article 16, except as in Section 16.07 provided, Landlord and Tenant shall be entitled to reimbursement from any award or awards of all reasonable costs, fees and expenses incurred in the determination and collection of any such awards.

     SECTION 16.09. If the Ground Lessor shall take and use, or permit to be used, any portion of the Demised Premises pursuant to the Ground Lease, Landlord shall be entitled to receive and retain any lump sum payment made by the Ground Lessor pursuant to the Ground Lease on account of the rental value of such portion so taken, in which event the net rent thereafter payable hereunder shall be reduced in accordance with the provisions of Section 16.05 with the same effect as though the amount so retained and received by Landlord had represented a Net Award received in respect of a Partial Taking. If, however, in lieu of a lump sum payment to Landlord by reason of such a taking by the Ground Lessor, the Ground Rental shall be reduced or the Lessee under the Ground Lease shall be entitled to a credit or offset in respect thereof against the Ground Rental thereafter payable,

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                                       46

Tenant shall not be entitled to any reduction or abatement of the net rent hereunder.

     SECTION 16.10. In any case under this Article 16, where Landlord is required to hold, apply and pay over moneys toward the cost of demolition, repair or restoration, Tenant may elect to have such moneys paid to a trustee, which shall be a bank or trust company having its principal office in the Borough of Manhattan, City of New York, selected by, and whose charges shall be paid by, Tenant. In such case such trustee shall disburse such moneys substantially in the same manner and subject to the same conditions as an insurance trustee disbursing insurance proceeds under Section 15.02 hereof. The portion of said moneys which Landlord is entitled to retain shall be paid over to Landlord by said trustee.

                                   ARTICLE 17

                                   VAULT SPACE

     SECTION 17.01. Vaults and areas, if any, now or hereafter built extending beyond the building line of the Demised Premises are not included within the Demised Premises, but Tenant may occupy and use the same during the term of this lease, subject to the Ground Lease and to such laws, permits, rules and regulations as may be imposed by appropriate governmental authorities with respect thereto.

     SECTION 17.02. No revocation on the part of any governmental department or authority of any license or permit to maintain and use any such vault shall in any way affect this lease or the amount of the rent or any other charge payable by Tenant hereunder. If any such license or permit shall be revoked, Tenant will, at its sole cost and expense, do and perform all such work as may be necessary to comply with any order revoking the same.

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                                       47

                                   ARTICLE 18

                 MORTGAGES, ASSIGNMENTS, SUBLEASES AND TRANSFERS
                              OF TENANT'S INTEREST

     SECTION 18.01. Except as hereinafter otherwise specifically provided:

          (i) neither this lease nor any interest of Tenant in this lease or in any sublease, or in any subrents shall be sold, assigned, transferred or otherwise disposed of, whether by operation of law or otherwise, nor shall the Demised Premises be sublet as an entirety or substantially as an entirety; nor

          (ii) shall any of the issued and outstanding capital stock of any corporation or corporations owning this lease as Tenant be sold, assigned, transferred or otherwise disposed of if such sale, assignment, transfer or other disposition will result in vesting the control of such corporation or corporations in a person or persons, who was not a stockholder of such corporation or corporations at the time such corporation or corporations became the owner of this lease, pursuant to the terms hereof; nor

          (iii) shall the interest or interests of any partner in any partnership at any time owning this lease as Tenant be sold, assigned, transferred or otherwise disposed of, if such sale, assignment, transfer or other disposition will result in vesting the control of such partnership in persons who were not partners at the time such partnership became the owner of this lease, pursuant to the terms hereof;

without the prior written consent of Landlord.

     After January 1, 1963, Landlord's consent to an assignment of Tenant's interest in this lease or to any of the

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                                       48

transactions mentioned in subsections (ii) and (iii) may not be unreasonably withheld, provided that, in the case of any such assignment the assignee shall be a corporation or corporations qualified to do business in the State of New York or a partnership having at least one general partner who shall be a resident of the State of New York.

     Pursuant to this Section, Landlord hereby consents to the execution and delivery of a total sublease to Rose Iacavone substantially in the form identified as Exhibit D, initialled by the parties hereto and herein referred to as the "Iacavone Sublease". In the event that the Iacavone Sublease, or any total sublease subsequently made by Tenant with Landlord's consent, shall be terminated, whether such termination shall occur before or after January 1, 1963, Landlord agrees that it will not unreasonably withhold its consent to the making of a new total sublease to a corporation or partnership of the type referred to in the foregoing paragraph, in substantially the same form as the Iacavone Sublease, except as to the rent payable under such new total sublease, which rent shall be at least equal to the net rent and additional rent payable hereunder and except that such new total sublease may be for a term shorter than that of the Iacavone Sublease. The credit standing or financial responsibility of the proposed new Total Subtenant shall not be considered by Landlord in determining whether to withhold its consent to such new total sublease.

     Not more than one total sublease shall be permitted to exist at any one time. Not more than one partnership or three corporations may at any one time constitute the Tenant hereunder or the Total Subtenant under any total sublease.

     No consent by Landlord to an assignment of this lease or any interest therein and no assignment made as hereinafter permitted, shall be effective until there shall have been delivered to Landlord an agreement, or a duplicate original of such assignment containing an agreement, in recordable form, executed by the assignor and the proposed assignee, wherein and whereby such assignee assumes due

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                                       49

performance of the obligations on the assignor's part to be performed under this lease to the end of the term hereof.

     Landlord's consent shall not be required for

          (a) the assignment, transfer or other disposition of Tenant's interest in this lease if such assignment, transfer or other disposition shall occur as the result of the death or incompetency of any person, or of any partner in a partnership, owning this lease as Tenant, nor to an assignment, transfer or other disposition of the interest of Tenant in this lease by any corporation or corporations or any partnership owning this lease as Tenant either to any corporation or corporations qualified to do business in New York or to any partnership having at least one general partner resident in the State of New York, provided that each stockholder of such corporation or corporations or each partner in such partnership to which such assignment, transfer or other disposition shall be made shall either own stock in such corporation or corporations or have an interest in such partnership in an amount which shall be proportionately comparable to the amount of stock owned or the interest held by such stockholder or partner in the corporation or corporations or the partnership making the assignment, transfer or other disposition;

          (b) the assignment, transfer or other disposition of the issued and outstanding capital stock of any corporation or corporations owning this lease as Tenant occurring as the result of the death, incompetency or bankruptcy of any stockholder; or the sale, assignment, transfer or other disposition of the issued and outstanding capital stock of any corporation or corporations owning this lease as Tenant, provided such sale, assignment, transfer or other disposition does not result in vesting the control of such corporation or corporations in a person or persons who was not

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                                       50

     a stockholder of such corporation or corporations at the time such corporation or corporations became the owner of this lease pursuant to the terms hereof;

          (c) the assignment, transfer or other disposition of the interest or interests of any partner in any partnership at any time owning this lease as Tenant occurring as a result of the death, incompetency or bankruptcy of such partner; or the sale, assignment or transfer or other disposition of the interest of any such partner provided such sale, assignment, transfer or other disposition does not result in vesting the control of such partnership in one or more persons who were not partners in such partnership at the time such partnership became the owner of this lease pursuant to the terms hereof; or

          (d) a pledge or hypothecation of issued and outstanding capital stock of any corporation or corporations, or of an interest in any partnership, owning this lease as Tenant by any stockholder in such corporation or corporations, or by any partner in such partnership, to any savings bank, bank or trust company or other institution under the supervision of the Comptroller of the Currency of the United States or of the Insurance or Banking Departments of the State of New York.

     For the purpose of this Section 18.01, "control" of any corporation shall be deemed to be vested in the person or persons owning more than 50% of the voting power for the election of the members of the Board of Directors of such corporation; and "control" of a partnership shall be deemed to be vested in the person or persons owning more than 50% of the total interest in such partnership.

     Any assignment of this lease, or of the interest of Tenant hereunder, or transfer of stock or any interest in any corporation or partnership as aforesaid, without full

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                                       51

compliance with any and all requirements set forth in this lease shall be invalid and of no effect against Landlord.

     Upon the making of an effective assignment hereunder and the delivery by the assignor to Landlord of the agreement of the assignee to assume the obligations of this lease as aforesaid, all liabilities and obligations on the part of the assignor accruing after such assignment shall terminate, provided that upon the effective date of such assignment and thereafter all liabilities and obligations shall be binding only upon the assignee, but nothing herein contained shall be construed to release the assignor from any liability or obligation which accrued prior to the effective date of such assignment. In the event this lease shall be assigned to a partnership, or to more than one corporation, all such corporations and all general partners in such partnership shall assume the obligations of this lease jointly and severally; but upon any subsequent assignment of this lease by such partnership the liabilities and obligations of the partners in such partnership shall similarly be terminated.

     SECTION 18.02. Tenant shall have the right to mortgage this lease, to execute and deliver to a trustee a deed of trust of this lease securing bonds or notes issued by Tenant, and to assign, pledge or hypothecate this lease as security for any such mortgage or deed of trust: (a) to a college or university; or (b) to a pension fund or employees' profit-sharing trust subject to regulation by the State of New York or any agency thereof; or (c) to a savings bank, bank, trust or insurance company, or any other monetary or lending institution, authorized to make leasehold mortgage loans in the State of New York, organized and existing under the laws of the United States, or any state thereof, and authorized to do business in the State of New York and under the supervision of the Comptroller of the Currency of the United States, or of either the Insurance or Banking Departments of the State of New York. Any one of the foregoing permitted

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                                       52

mortgagees is hereinafter referred to as an Institution. In connection with an assignment of this lease as in Section 18.01 of this Article 18 provided, Tenant may take back a purchase money Leasehold Mortgage as part of the consideration for such assignment. Except as herein specifically permitted, Tenant shall not, without the prior written consent of the Landlord, mortgage or pledge the interest of Tenant in and to this lease or in and to the Demised Premises, whether by operation of law or otherwise.

     No Leasehold Mortgage shall be binding upon Landlord in the enforcement of its rights and remedies herein and by law provided, unless and until an executed counterpart thereof shall have been delivered to Landlord, notwithstanding any other form of notice, actual or constructive. Any Leasehold Mortgage shall be specifically subject and subordinate to the rights of Landlord hereunder, including specifically, but without limitation, the rights of Landlord under
Section 18.10 hereof. Any mortgage on this lease or the interest of Tenant hereunder without full compliance with any and all requirements hereunder shall be invalid and no effect against Landlord. The consent by Landlord to a Leasehold Mortgage as hereinabove provided, may be conditioned at the option of Landlord, upon the inclusion of a clause in the leasehold mortgage substantially to the effect that: (i) the Leasehold Mortgagee, prior to the institution of any proceedings to foreclose any mortgage, or negotiations to accept an assignment in lieu of a foreclosure, shall notify Landlord in writing to that effect,
(ii) Landlord shall have the right within 20 days after the giving of such notice to purchase the mortgage and the indebtedness which it secures, at a purchase price equal to the full amount then owing to the Leasehold Mortgagee under said mortgage and the indebtedness which it secures, including interest accrued and unpaid and statutory costs and allowances in the event any foreclosure proceedings shall have commenced. No more than one Leasehold Mortgage on this lease and no more than one leasehold

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mortgage on any total sublease shall be permitted to exist at any one time.

     SECTION 18.03. Any Consent by Landlord to a sale, assignment, total sublease, mortgage, pledge, hypothecation, transfer of stock, or transfer of this lease, shall apply only to the specific transaction thereby authorized and shall not relieve Tenant from the requirement of obtaining the prior written consent of Landlord to any further sale, assignment, mortgage, total sublease, pledge, hypothecation, transfer of stock as aforementioned, or other transfer of this lease. In instances where the consent of Landlord to any such transaction may not be unreasonably withheld, then, contemporaneously with the request of Tenant for such consent, Tenant shall submit, in writing, information reasonably sufficient to enable Landlord to decide with respect thereto. The failure of Landlord to reply within a period of 30 days after receipt of any such request (or 10 days in the case of a request for consent to the making of a new total sublease) shall be deemed to constitute the refusal of Landlord to grant consent. The written refusal by Landlord to so consent, or Landlord's failure to reply within such period shall, at the election to Tenant, constitute a dispute to be determined by arbitration as provided in Article 25 hereof. The arbitration of any such dispute, as herein provided, shall constitute the sole remedy available to the parties with respect to any such refusal of consent.

     SECTION 18.04. If a Leasehold Mortgagee shall have given to Landlord, before any default shall have occurred under this lease, a written notice, specifying the name and address of such mortgagee, Landlord shall give to such Leasehold Mortgagee a copy of each notice of default by Tenant at the same time as and whenever any such notice of default shall thereafter be given by Landlord to Tenant, addressed to such Leasehold Mortgagee at the address last furnished to Landlord which address

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                                       54

shall (unless otherwise approved by the Landlord or except in the case of an Institution) be in the Borough of Manhattan, City and State of New York. No such notice by Landlord shall be deemed to have been given unless and until a copy thereof shall have been so given to such Leasehold Mortgagee. Landlord will accept performance by any such Leasehold Mortgagee of any convenant, condition, or agreement on Tenant's part to be performed hereunder with the same force and effect as though performed by Tenant, if the same shall be adequate for purposes of compliance with the Ground Lease and if, at the time of such performance, Landlord shall be furnished with evidence reasonably satisfactory to Landlord of the interest in the lease claimed by the person tendering such performance.

     SECTION 18.05. In case of termination of this lease by reason of the happening of any Event of Default, Landlord shall give notice thereof to any Leasehold Mortgagee who shall have notified Landlord of its name and address pursuant to Section 18.04 hereof, which notice shall be addressed to such Leasehold Mortgagee at the address last furnished to Landlord as above provided. Landlord shall, on written request of such Leasehold Mortgagee made any time within 30 days after the mailing of such notice, execute and deliver a new lease of the Demised Premises to such Leasehold Mortgagee, or its designee or nominee, for the remainder of the term of this lease, at the net rent and additional rent and upon the covenants, conditions, limitations and agreements herein contained, including the covenants in respect to renewals, provided that such Leasehold Mortgagee shall have paid to Landlord all rent, additional rent and other charges due under this lease up to and including the date of the commencement of the term of such new lease, together with all expenses, including reasonable attorney's fees, incident to the execution and delivery of such new lease, but nothing herein contained shall be deemed to impose any obligation on the

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part of the Landlord to deliver physical possession of the Demised Premises to such Leasehold Mortgagee. Any such designee or nominee of a Leasehold Mortgagee shall be a corporation qualified to do business in the State of New York.

     SECTION 18.06. No Leasehold Mortgagee shall be entitled to become the owner of this lease by foreclosure, or by assignment in lieu of foreclosure, unless such Leasehold Mortgagee, or its designee or nominee, shall first have delivered to Landlord an assumption agreement, executed in recordable form, wherein and whereby such Leasehold Mortgagee, assumes the performance of all the terms, covenants and conditions of this lease.

     SECTION 18.07. Nothing herein contained shall prevent Tenant from subletting portions (constituting less than all or substantially all) of the Demised Premises, provided that each such sublease shall be subject and subordinate to this lease and to the rights of Landlord hereunder. Any total sublease shall also be expressly subject and subordinate to this lease and to the rights of Landlord hereunder and, subject to the provisions of Section 18.13 hereof, shall be expressly terminable at the sole election of Landlord upon the termination of this lease.

     SECTION 18.08. Tenant shall furnish Landlord with fully executed or photo-copies of any total sublease and all subleases of space in the Demised Premises and with such information with respect thereto as Landlord may reasonably require and, in the case of a total sublease shall furnish Landlord with 10 additional copies thereof. Tenant shall deliver, or cause any Total Subtenant to deliver, to Landlord, in duplicate, within 90 days after the end of each fiscal year of Tenant or of the Total Subtenant, as the case may be, a statement of income and expenses for such fiscal year, and a rent schedule showing all subleases and the duration of the respective terms thereof, with respect to the operation of the Demised Premises,

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which statement shall be certified by an independent certified public accountant. Such statement shall be accompanied by a statement of the names and addresses of all stockholders in any corporation or partners in any partnership holding this lease or any total sublease, showing the number of shares of stock owned by each stockholder of such corporation, or the respective interests of the partners in such partnerships, as the case may be; provided, however, that, if at any time during the term of this lease any corporation holding this lease or any total sublease is an Institution, or if the stock of any corporation holding this lease or any total sublease is listed on any recognized Stock Exchange, then a list of its stockholders shall not be required. If more than one corporation holds this lease or any total sublease, such statement shall be made by an officer of each such corporation.

     SECTION 18.09. Tenant shall perform and observe each and every term and condition to be performed or observed by the sublessor under all existing and future subleases and shall and does hereby indemnify and agree to hold Landlord, harmless from any and all liabilities, claims and causes of action arising thereunder.

     SECTION 18.10. Effective as of date of the happening of an Event of Default, Tenant hereby assigns to Landlord all of its right, title and interest in and to all present and future subleases and total subleases and all rents due and to become due thereunder. After the effective date of such assignment, Landlord shall apply any net amount collected by it from subtenants or any Total Subtenant to the rent or additional rent due under this lease. No collection of rent by Landlord from an assignee of this lease or from a subtenant or any Total Subtenant shall constitute a waiver of any of the provisions of this Article 18 or an acceptance of the assignee, subtenant or Total Subtenant as a tenant or a release of Tenant from performance by Tenant of its obligations under this lease.

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                                       57

In the event of the failure of any Subtenant to pay sub-rent to Landlord pursuant to the foregoing assignment after the happening of an Event of Default, any such rent thereafter collected by Tenant or any Total Subtenant shall be deemed to constitute a trust fund for the benefit of Landlord.

     Tenant shall not directly or indirectly collect or accept any payment of rent (other than additional rent) under any sublease or total sublease more than three months in advance of the date when the same shall become due, and such rent, in the case of any future sublease or total sublease, shall be payable at least every three months; provided, however, that any sublease of a store may require the subtenant thereunder to make a rent security deposit in an amount not exceeding ten per cent of the aggregate sub-rent reserved for the term of such sublease.

     SECTION 18.11. Tenant assumes and shall be responsible for and liable to Landlord, for all acts and omissions on the part of any present or future subtenant, and any violation of any of the terms, provisions or conditions of this lease, whether by act or omission, by any subtenant or Total Subtenant shall constitute a violation by Tenant. Wherever Landlord's consent is required to the taking of any action by Tenant under this Article 18, Landlord's consent shall also be required to the taking of any corresponding action by a Total Subtenant. In no event shall a Total Subtenant be entitled to make a further total sublease.

     SECTION 18.12. Tenant shall not modify any major sublease or any total sublease so as to reduce the rent, shorten the term, or otherwise adversely affect to any material extent the rights of the lessor thereunder, or permit cancellation or accept the surrender of any such sublease, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld; provided, however, that, in the case of any major

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sublease covering one or more full floors in the Building and any additional diversified smaller portions of space in the Building, such sublease may be modified in order to substitute new space in the Building for some or all of the diversified smaller space previously covered by such sublease if (a) the terms thereof, as so modified, shall not be otherwise modified except that provision may be made for an increase in the annual rental and for the redecoration of the new space in accordance with the standards then in effect for redecorating space in the Building demised to other tenants, and (b) no major sublease to any other subtenant shall be cancelled or modified in connection with such transaction; and provided further that Tenant may, without consent of Landlord, permit the cancellation or accept the surrender of any total sublease or shorten the term thereof or reduce the rent thereunder to an amount not less than the net rent and additional rent hereunder. In addition to being subject and subordinate to the terms of this lease, as required by the provisions of Section 18.07 hereof, each major sublease made after the date of this lease shall contain a specific provision to the effect that such sublease may not be modified or amended so as to reduce the rent or shorten the term, or otherwise adversely affect to any material extent the rights of the lessor thereunder, or be cancelled or surrendered without the prior written consent, in each instance, of Landlord.

     Each future sublease shall also contain an agreement on the part of the subtenant to the effect that such sublease shall not terminate or be terminable by the subtenant thereunder by reason of any termination of this lease or of any total sublease, except that in case of the institution of any summary or other proceeding by Landlord, any sublease made after the date of this lease may be terminated if the subtenant thereunder is name by Landlord as a party, and served with process, in any such proceeding for possession of the Demised Premises or the space occupied by such subtenant, and a warrant or judgement for possession of such space is issued in such proceeding. Each future sublease shall contain an agreement on the part of the subtenant to the effect that Landlord shall be given notice of, and a reasonable opportunity to cure, any default on the part of the lessor under such sublease.

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                                       59

     Notwithstanding the provisions of Section 18.11 hereof, if any Total Subtenant, in violation of the provisions of its total sublease, shall have executed and delivered a sublease which shall not conform to the requirements of this Section 18.12 or Section 18.07 hereof, Tenant shall not be deemed to be in default hereunder by reason of such default by the Total Subtenant, either (a) if such default by the Total Subtenant shall have been cured within 30 days after Landlord shall have notified Tenant of such default by the Total Subtenant, or (b) if Tenant shall have commenced proceedings to terminate such total sublease within 10 days after the expiration of such 30 day period and shall have thereafter diligently prosecuted such proceedings to completion.

     SECTION 18.13. The provisions of Sections 18.04, 18.05, 18.06 and the last paragraph of Section 18.02 hereof applicable to Leasehold Mortgagees shall be applicable to a Total Subtenant and to a leasehold mortgagee (including in said term a trustee of a deed of trust securing an issue of bonds or notes issued by the Total Subtenant) of a total sublease; provided, however, that the provisions of Section 18.05 hereof shall not be applicable to a Total Subtenant if the Event of Default referred to in said Section 18.05 shall have resulted, directly or indirectly, from a default by such Total Subtenant under its total sublease, and provided further that the net rent and additional rent payable under any new lease of the Demised Premises to such Total Subtenant or leasehold mortgagee shall be increased to an amount equal to the fixed or basic rent and additional rent (other than rent based on a percentage of income) payable under such total sublease.

     In the event that any Total Subtenant or any leasehold mortgagee of any total sublease shall be entitled to exercise the rights of a Leasehold Mortgagee under Section 18.05, and if, within the 30 day period specified in Section 18.05 more than one request for a new lease shall have been received by Landlord, priority shall be given (regardless of the order in which such requests shall be made or received) to any Leasehold Mortgagee of this lease making such a request, then to any Total Subtenant making such a request and then to any leasehold mortgagee of a total sublease making such a request.

     SECTION 18.14. Landlord agrees that if is shall execute and deliver a mortgage or deed of trust of the Ground

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Lease as referred to in Paragraphs Third and Tenth thereof, it shall require the holder of each such mortgage or the trustee under each such deed of trust to covenant and agree in the mortgage or deed of trust that if such holder or trustee or the designee of either shall obtain a new lease as provided in said Paragraphs Tenth or shall renew the Ground Lease and become the lessee thereunder as provided in Paragraph Twelfth thereof then, provided that no Event of Default shall be in existence at the time of the termination of the Ground Lease and/or at the time when such new lease or renewal lease, as the case may be, is obtained by such holder, such holder, trustee or designee shall, simultaneously with the execution and delivery of such new lease or renewal lease, as the case may be, enter into a new lease with Tenant, without cost or expense to such holder, trustee or designee, for the remainder of the term of this lease or for the corresponding renewal term of this lease, as the case may be, and at the net rent and additional rent and upon the covenants, conditions, limitations and agreements contained herein including the covenants in respect to renewals.

     SECTION 18.15. Notwithstanding the provisions of Article 10, paragraphs (f) and (h) of Section 9.01 and Section 18.01 hereof, but subject in other respects to the provisions of Article 9 hereof and subject to compliance with all applicable provisions of the Ground Lease, Tenant or any Total Subtenant may, in connection with the installation of air-conditioning in any office space in the Building (i) make a chattel mortgage or mortgages upon any air-conditioning facilities required for the purpose, or assign or pledge a portion of the subrent payable under any sublease of the space to be air-conditioned, in either case in order to secure the repayment of a loan obtained to finance not more than the cost of such air-conditioning installation (including necessary related alterations and redecorating), or (ii) purchase the necessary equipment for any such air-conditioning facilities under a conditional sale contract or contracts; provided, however, that

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     (1)  prior to the taking of any such action, Tenant or such Total Subtenant shall have submitted to Landlord a written proposal for the air-conditioning of such space, which proposal shall

          (a) include preliminary plans and outline specifications for, and an estimate of the cost of, the proposed installation,

          (b) be conditioned upon an increase in (i) the net rent hereunder, and
     (ii) the basic or fixed rent payable under any total sublease, in each case by the amount necessary to amortize the cost of such installation and to yield 6% per annum on the unamortized balances of such cost over a period of not more than ten years which period, however, shall not extend beyond the date of expiration of any sublease referred to in paragraph (c) below, and

          (c) be further conditioned upon an increase in the subrent payable under any and all subleases covering such space, by an amount at least sufficient to amortize the cost of such installation and to yield at least 6% per annum on the unamortized balances of such cost over the period referred to in paragraph (b) above;

and Landlord shall have failed or refused, within a period of 20 days after receipt of such proposal, to offer to pay for the cost of the proposed installation on the basis so proposed.

     (2) any such conditional sale contract or loan security document shall contain provisions satisfactory to Landlord providing that the conditional vendor or the lender, as the case may be, will not exercise any rights or remedies after a default thereunder by the borrower or conditional purchaser, as the case may be, unless such conditional vendor or the lender shall have notified Landlord in writing of such default and Landlord shall have failed to cure such default within a period of 30 days after receipt of such notice;

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                                       62

     (3) the subrent payable under any and all subleases of the space to be air-conditioned shall be increased by an amount (hereinafter called the air-conditioning rent) which shall in the aggregate be at least sufficient to cover all payments required to be made to the conditional vendor or lender when and as due (all of which payments shall become due within a period not in excess of ten years and not extending beyond the term of any such sublease);

     (4) the amount of air-conditioning rent for any given period which may be assigned or pledged as security for any such loan shall not exceed the amount required to pay the aggregate requirements for principal and interest payments on said loan for the same period;

     (5) no such loan shall be secured both by chattel mortgage and assignment or pledge of air-conditioning rent.

     Unless Landlord shall pay for the cost of such air-conditioning installation, no increase in respect thereof shall be made in the net rent hereunder or in the fixed or basic rent payable under any total sublease; provided, however, that any amounts expended by Landlord to cure any default under any such loan security document or conditional sale contract shall constitute additional rent hereunder. If Tenant or the Total Subtenant shall desire pursuant to this Section to air-condition any space to be leased under a new sublease not in effect at the time of the submission to Landlord of the proposal referred to in paragraph (1) of this Section, the part of the subrent payable under such sublease and properly attributable to the cost of the air-conditioning installation in such space may be treated, for purposes of this Section, as a rent increase for air-conditioning purposes, provided, however, that the total subrent for such space shall exceed the rent payable under the last previous sublease of such space by an amount at least equal to the air-conditioning rent. Landlord shall be furnished with a copy of any such conditional sale contract or loan security document.

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                                   ARTICLE 19

                   CONDITIONAL LIMITATIONS--DEFAULT PROVISIONS

     SECTION 19.01. If any one or more of the following events (herein sometimes called "Events of Default") shall happen:

          (a) if default shall be made in the due and punctual payment of any net rent or additional rent payable under this lease (on account of Ground Rent, Impositions or otherwise) or any part thereof when and as the same shall become due and payable, and such default shall continue for a period of 20 days after written notice thereof from Landlord to Tenant; or

          (b) if default shall be made by Tenant in the performance of or compliance with any of the covenants, agreements, terms or provisions contained in this lease, other than those referred to in the foregoing paragraph (a), and such default shall continue for a period of 50 days after written notice thereof from Landlord to Tenant, except that in connection with a default not susceptible of being cured with due diligence within 50 days, the time of Tenant within which to cure the same shall be extended for such time as may be necessary to cure the same with all due diligence, provided Tenant commences promptly and proceeds diligently to cure the same and further provided that such period of time shall not be so extended as to subject Landlord to any criminal liability or to the possible termination of the Ground Lease; or

          (c) if Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other

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                                       64

     statute or law, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Demised Premises or any interest of Tenant therein; or

          (d) if within 60 days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within 60 days after the appointment, without the consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Demised Premises or any interest of Tenant therein, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within 60 days after the expiration of any such stay, such appointment shall not have been vacated; or

          (e) if the Demised Premises shall be abandoned by Tenant;

          (f) the inclusion, without Landlord's prior written consent, of subtenants as parties to any summary or other proceedings for the recovery of possession of the Demised Premises brought by Tenant against a Total Subtenant;

then and in any such event Landlord at any time thereafter during the continuance of such Events of Default may give written notice to Tenant and to any Leasehold Mortgagee or Total Subtenant or leasehold mortgagee of a total sublease entitled to notice of default, specifying such Event or Events of Default and stating that this lease and the term hereby demised shall expire and terminate on the date specified in such notice, which shall be at least 5 days after the giving of such notice in case of an Event of Default specified in paragraph (f) of this Section, or 20 days after the giving of such notice in case of any other Event of Default; and upon the date specified in such notice, subject to the provisions of Section 19.04 hereof, this lease and the term hereby demised and all rights of Tenant under this lease shall expire and terminate.

     Nothing in the preceding paragraph shall be deemed to require Landlord to give the 20 day notice therein provided for prior to the

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commencement of a summary proceeding for non-payment of rent or a plenary action for the recovery of rent on account of any of the defaults specified in clause
(a), it being intended that such notice is for the purpose of creating a conditional limitation hereunder pursuant to which this lease shall terminate and Tenant shall become a hold-over tenant.

     If, at any time during the term of this lease, this lease is owned by more than one corporation as Tenant, the provisions of paragraphs (c) and (d) hereof shall apply to each such corporation.

     SECTION 19.02. Upon any such expiration or termination of this lease, Tenant shall quit and peacefully surrender the Demised Premises to Landlord, and Landlord, upon or at any time after any such expiration or termination, may without further notice, enter upon and re-enter the Demised Premises and possess and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Demised Premises and may have, hold and enjoy the Demised Premises and the right to receive all rental income of and from the same.

     SECTION 19.03. At any time or from time to time after any such expiration or termination, Landlord may relet the Demised Premises or any part thereof, in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this lease) and on such conditions (which may include concessions or free rent) as Landlord, in its uncontrolled discretion, may determine and may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due upon any such reletting.

     SECTION 19.04. No such expiration or termination of this lease shall relieve Tenant of its liability and obligations under this lease, and such liability and obligations shall survive any such expiration or termination. In the event of any such expiration or termination, whether or not the Demised Premises or any part thereof shall have been relet, Tenant shall pay to Landlord the net rent and all other charges required to be paid by Tenant up to

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                                       66

the time of such expiration or termination of this lease, and thereafter Tenant, until the end of what would have been the term of this lease in the absence of such expiration or termination, shall be liable to Landlord for, and shall pay to Landlord, as and for liquidated and agreed current damages for Tenant's default,

          (a) the equivalent of the amount of the net rent and the other rent and charges which would be payable under this lease by Tenant if this lease were still in effect, less

          (b) the net proceeds of any reletting effected pursuant to the provisions of Section 19.03 hereof, after deducting all Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees, alteration costs, and expenses of preparation for such reletting.

Tenant shall pay such current damages (herein called "deficiency") to Landlord monthly on the days on which the net rent would have been payable under this lease if this lease were still in effect, and Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise. At any time after any such expiration or termination, in lieu of collecting any further monthly deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed final damages for Tenant's default, an amount equal to the difference between the net rent and all additional rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the Demised Premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the Demised Premises for the period for which such installment way payable

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shall be discounted to the date of termination at the rate of four percent (4%)
per annum. If the Demised Premises or any part thereof be re-let by Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall prima facie be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

     SECTION 19.05. Tenant hereby expressly waives, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, and Tenant, for and on behalf of itself and all persons claiming through or under Tenant (including but not limited to a leasehold mortgagee or other creditor of a Total Subtenant), also waives any and all right of redemption or re-entry or re-possession or to restore the operation of this lease in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or re-possession by Landlord or in case of any expiration or termination of this lease, subject to the right of a Leasehold Mortgagee or a Total Subtenant or a leasehold mortgagee of a total sublease to obtain a new lease in strict accordance with the provisions of Sections 18.05 and 18.13 hereof. Landlord and Tenant, so far as permitted by law, waive and will waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship

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                                       68

of Landlord and Tenant, Tenant's use or occupancy of said premises, or any claim of injury or damage. The terms "enter", "re-enter", "entry" or "re-entry", as used in this lease are not restricted to their technical legal meaning.

     SECTION 19.06. No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this lease to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord. No waiver of any breach shall affect or alter this lease, but each and every covenant, agreement, term and condition of this lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

     SECTION 19.07. In the event of any breach or threatened breach by Tenant of any of the covenants, agreements, terms or conditions contained in this lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as through re-entry, summary proceedings, and other remedies were not provided for in this lease.

     SECTION 19.08. Each right and remedy of Landlord provided for in this lease shall be cumulative and shall be in addition to every other right or remedy provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise.

     SECTION 19.09. Interest at the rate of 6% per annum shall accrue upon any net rent or additional rent payable under this lease during any period while the payment thereof by Tenant may be delayed.

                                   ARTICLE 20

                               RENEWAL PRIVILEGES

     SECTION 20.01. Subject to the provisions of Sections 20.03 and 20.04 hereof, the term of this lease may, at the option of Tenant by written notice to Landlord as herein provided, be renewed and extended as follows:

          FIRST RENEWAL TERM--May 31, 1976 to December 30, 1987

          SECOND RENEWAL TERM--December 31, 1987 to December 30,2008

          THIRD RENEWAL TERM--December 31, 2008 to December 30, 2029

     Any such renewal option shall be exercised by written notice given by Tenant to Landlord at least 12, and not more than 30, months prior to the commencement of the particular renewal term, and (subject to the provisions of Section 20.03 hereof) if such notice shall have so been given and this lease and the Ground Lease shall be in effect on the day next preceding the commencement of such renewal term this lease shall thereupon be automatically renewed for such renewal term.

     Each renewal term shall be upon the same terms, covenants and conditions as in this lease provided, except that the net rent for each renewal term shall be Five Hundred Forty Thousand Dollars ($540,000). There shall be no privilege to Tenant of renewals of the terms of this lease beyond the Third Renewal Term referred to above. Payment of all additional rent and other charges on the part of Tenant to be made as in this lease provided shall continue to be made during each of such renewal terms. Any termination of this lease shall terminate any right of renewal hereunder.

     SECTION 20.02. In the event that Tenant shall fail to exercise its option to renew the term of this lease within the applicable period prescribed in this
Article 20, Landlord shall give notice thereof to any Leasehold Mortgagee entitled to notice under Section 18.04 hereof and any such Leasehold Mortgagee may, within 30 days after the giving of such notice, elect that this lease be renewed for the relevant renewal term upon the same terms, covenants and conditions and with the same effect as though such option had been exercised by Tenant as in this Article 20 provided, except that Tenant shall not be the lessee in the renewal lease and shall have no obligations thereunder and the Leasehold Mortgagee shall deliver to Landlord an assumption agreement, executed in recordable form, wherein and whereby such Leasehold Mortgagee or its designee shall assume the performance of all the terms, covenants and conditions of this lease as so renewed.

     SECTION 20.03. The attempted exercise by Tenant or a Leasehold Mortgagee, as the case may be, of any option to renew this lease shall not become effective, nor shall any such renewal term be created if either

          (a) at the time when notice of the exercise of such option shall be given to Landlord; or

          (b) on the day next preceding the purported commencement date of the renewal term; or

          (c) during the period of 60 days next preceding the last date on which Landlord may notify the Ground Lessor of exercise of its corresponding privilege of renewing the Ground Lease,

a default hereunder shall have occurred, Tenant and such Leasehold Mortgagee shall have been notified thereof, and such default shall not have been cured within the time or times permitted by this lease.

     SECTION 20.04. Landlord agrees that if it shall have received a notice of renewal pursuant to this Article, it will, at least 60 days before the expiration of the period within which notice of renewal of the Ground Lease may be effectively given, either

          (a) give notice to be Ground Lessor of its election to exercise its corresponding renewal privilege under the Ground Lease, or

          (b) give notice to Tenant and any Leasehold Mortgagee to the effect that Landlord does not desire to renew this lease and the Ground Lease.

If Landlord shall fail to give the notice to the Ground Lessor referred to in paragraph (a) of this Section, then and in such event (whether or not the notices referred to in paragraph (b) of this Section shall have been given), Tenant and any Leasehold Mortgagee shall be entitled to exercise the rights of renewal provided for in Paragraph Twelfth of the Ground Lease, and Landlord, if so requested, shall execute a written instrument confirming the permission hereby granted, in which event this lease shall terminate on the expiration of the then current term without obligation on Landlord's part to renew. Notwithstanding the foregoing provisions of this Section, neither Tenant nor any Leasehold Mortgagee shall be entitled to exercise any right to renew the Ground Lease at a time when Tenant is in default hereunder and the foregoing parties shall have received notice thereof.

     SECTION 20.05. The provisions of Sections 20.02, 20.03 and 20.04 hereof applicable to a Leasehold Mortgagee shall be applicable to a Total Subtenant and to a leasehold mortgagee (including in said term a trustee of a deed of trust securing an issue of bonds or notes issued by the Total Subtenant) of a total sublease; provided, however, that such provisions shall not be applicable to a Total Subtenant if Tenant shall be in default hereunder and such default shall have resulted, directly or indirectly, from a default by such Total Subtenant under its total sublease.

     In the event that any Total Subtenant or any leasehold mortgagee of any total sublease shall be entitled to exercise the rights of a Leasehold Mortgagee under Section 20.02 and if, within the 30 day period specified in Section 20.02 more than one election to renew this lease shall have been received by Landlord, priority shall be given (regardless of the order in which such elections shall be made or received) to any Leasehold Mortgagee of this Lease making such election, then to any Total Subtenant making such election and then to any leasehold mortgagee of a total sublease making such election.

     SECTION 20.06. If Landlord shall acquire the interest of the Ground Lessor in and to the Demised Premises, Landlord, in addition to its rights and obligations hereunder, shall have the same rights and obligations with respect thereto as the Ground Lessor (including without limitation the right to collect the Ground Rent) as though the Ground Lease was to continue in full force and effect for the duration of the term of this lease, regardless of whether or not the Ground Lease shall have been terminated by cancellation, merger or otherwise after such acquisition. If Tenant or a Total Subtenant shall acquire fee title to the Demised Premises or the Ground Lessor's interest therein, this lease and the Ground Lease shall remain in full force and effect without affecting the obligations of Landlord or Tenant hereunder.

                                   ARTICLE 21

                       INVALIDITY OF PARTICULAR PROVISIONS

     SECTION 21.01. If any term or provision of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE 22

                                     NOTICES

     SECTION 22.01. All notices, demands and requests required under this lease shall be in writing. All such notices, demands and requests shall be deemed to have been properly given if served personally, or if sent by United States registered mail, postage prepaid, addressed as hereinafter provided. All such notices, demands and requests mailed to Landlord shall be addressed to Landlord at 383 Madison Avenue, New York, N. Y., attention: Treasurer, or at such other address (and addressed to the attention of such officer or other person) as Landlord may from time to time designate by written notice to Tenant. Tenant shall notify any Leasehold Mortgagee or Total Subtenant of any address so designated by Landlord. All such notices, demands and requests mailed to Tenant shall be addressed to Tenant at 60 East 42nd Street, New York, N. Y., c/o Spencer & Iserman, or at such other address in the City and State of New York as Tenant may from time to time designate by written notice to Landlord. All such notices, demands and requests mailed to any Leasehold Mortgagee or Total Subtenant or leasehold mortgagee of a total sublease shall be addressed to such Leasehold Mortagee or Total Subtenant or leasehold mortgagee of a total sublease, as the case may be, at the address furnished to Landlord pursuant to the provisions of Article 18 hereof, or to such other address in the City and State of New York as such Leasehold Mortgagee or Total Subtenant or leasehold mortgagee of a total sublease, as the case may be, may from time to time designate by written notice to Landlord.

     SECTION 22.02. Notices, demands and requests which shall be served by registered mail upon Landlord, Tenant, any Leasehold Mortgagee or any Total Subtenant or leasehold mortgagee of a total sublease in the manner aforesaid, shall be deemed sufficiently served or given for all purposes hereunder at the time such notice, demand or request shall be mailed by United States registered mail as aforesaid in any Post Office or Branch Post Office regularly maintained by the United States Government in the State of New York.

                                   ARTICLE 23

                       CONDITION OF AND TITLE TO PROPERTY
                                 QUIET ENJOYMENT

     SECTION 23.01. Tenant represents and agrees that the Demised Premises, the title thereto, the sidewalks and structures adjoining the same, any subsurface conditions thereof, and the present uses and non uses thereof, have been examined by Tenant and that Tenant accepts the same in the condition or state in which they or any of them now are, without representation or warranty, express or implied in fact or by law, by Landlord and without recourse to Landlord, as to the title thereto, the nature, condition or usability thereof or the use or uses to which the Demised Premises or any part thereof may be put.

     SECTION 23.02. Landlord covenants and agrees that Tenant, upon paying the net rent and all additional rent and other charges herein provided for and observing and keeping all covenants, agreements and conditions of this lease on its part to be observed and kept, shall quietly have and enjoy the Demised Premises during the term of this lease without hindrance or molestation by anyone claiming by, or through Landlord, subject, however, to the exceptions, reservations and conditions of this lease.

     SECTION 23.03. In case Landlord shall convey or otherwise dispose of its interest in the Demised Premises, all liabilities and obligations on the part of Landlord under this lease accruing after such conveyance or disposal shall terminate upon such conveyance or disposal, and thereupon all such liabilities and obligations shall be binding upon the new owner of such interest; provided, however, that any funds held by Landlord hereunder in which Tenant has an interest hereunder shall be turned over to the new owner of such interest or, to the extent required by Sections 5.05 or 16.10 hereof, to the trustee or trustees provided for in said Sections.

                                   ARTICLE 24

                             EXCAVATION AND SHORING

     SECTION 24.01. If any excavation shall be made or contemplated to be made for building or other purposes upon property or streets adjacent to or nearby the Demised Premises, Tenant either

          (a) shall afford to the person or persons causing or authorized to cause such excavation the right to enter upon the Demised Premises for the purpose of doing such work as such person or persons shall consider to be necessary to preserve any of the walls or structures of the Building from injury or damage and to support the same by proper foundations, or

          (b) shall, at Tenant's expense (without hereby waiving any claims against the aforesaid person or persons) do or cause to be done all such work as may be necessary to preserve any of the walls or structures of the Building from injury or damages and to support the same by proper foundations.

Tenant shall not, by reason of any such excavation or work, have any claim against Landlord for damages or indemnity or for suspension, diminution, abatement or reduction of rent under this lease.

                                   ARTICLE 25

                            ARBITRATION AND APPRAISAL

     SECTION 25.01. In any case in which it is provided by the terms of this lease that any matter shall be determined by arbitration (otherwise than pursuant to the Ground Lease), such arbitration shall be conducted in accordance with the rules then obtaining of the American Arbitration Association, and judgment upon the award rendered may be entered in any Court having jurisdiction thereof.

     SECTION 25.02. If it shall become necessary, for purposes of Section 16.05 hereof, to determine the appraised value of Landlord's interest in the Demised Premises, such appraisal shall be made in accordance with the provisions of this
Section 25.02.

     Concurrently with the delivery to Landlord of its notice of election to purchase pursuant to Section 16.05 hereof, Tenant shall appoint a disinterested person of recognized competence in the field as one of the appraisers. Within 10 days thereafter, Landlord shall by written notice to Tenant appoint a second disinterested person of recognized competence in such field as an appraiser. The appraisers thus appointed shall appoint a third disinterested person of recognized competence in such field, and such three appraisers shall as promptly as possible determine such value, provided, however, that

          (a) if the second appraiser shall not have been appointed as aforesaid, the first appraiser shall proceed to determine such value; and

          (b) if, within 5 days after the appointment of the second appraiser, the two appraisers appointed by the parties shall be unable to agree upon the appointment of a third appraiser, they shall give written notice of such failure to agree to the parties, and, if the parties fail to agree upon the selection of such third appraiser within 5 days after the appraisers appointed by the parties gave notice as aforesaid, then within 5 days thereafter either of the parties upon written notice to the other party hereto may apply for such appointment to the Supreme Court of the State of New York or to any other court having jurisdiction and exercising functions similar to those now exercised by the Supreme Court of the State of New York.

Landlord and Tenant shall each be entitled to present evidence and argument to the appraisers.

     The determination of the majority of the appraisers or of the sole appraiser, as the case may be, shall be conclusive upon the parties and judgment upon the same may be entered in any court having jurisdiction thereof. The appraisers shall give written notice to the parties stating their determination, and shall furnish to each party a copy of such determination signed by them.

     The expenses of such appraisal shall be borne by Tenant.

     In the event of the failure, refusal or inability of any appraiser to act, a new appraiser shall be appointed in his stead, which appointment shall be made in the same manner as hereinbefore provided for the appointment of the appraiser so failing, refusing or unable to act.

                                   ARTICLE 26

                                  MISCELLANEOUS

     SECTION 26.01. The performance of any of the obligations of Tenant by any subtenant or Total Subtenant shall be accepted as and deemed to be the equivalent of the performance thereof by Tenant.

     Landlord agrees, for the benefit of any Total Subtenant, that whenever, pursuant to Section 18.11 hereof, Landlord's consent shall be required for the taking of any action by such Total Subtenant, such consent shall not be unreasonably withheld if, in accordance with the express provisions of Article 18, Landlord's consent to any corresponding action by Tenant could not be unreasonably withheld. The arbitration of any dispute as to whether any such consent by Landlord has been unreasonably withheld shall constitute the sole remedy available to the Total Subtenant and shall be conducted as provided in
Article 25.01 hereof, at the expense of the Total Subtenant.

     SECTION 26.02. At any time and from time to time, Landlord, on at least twenty days' prior written request by Tenant, and Tenant, on at least twenty days' prior written request by Landlord, will deliver to the party making such request a statement in writing certifying that this lease is unmodified and in full force and effect (or if there shall have been modifications that the same is in full force and effect as modified and stating the modifications) and the dates to which the net rent and other charges have been paid and stating whether or not, to the best knowledge of the party executing such certificate, the party requesting such statement is in default in performance of any covenant, agreement or condition contained in this lease and, if so, specifying each such default of which the executing party may have knowledge.

     SECTION 26.03. The captions of this lease and the table of contents preceding this lease are for convenience and reference only and in no way define, limit or describe the scope or intent of this lease.

     SECTION 26.04. It is the intention of the parties hereto that the estate acquired hereunder by Tenant shall not merge with or into any other estate, whether lesser or greater, in the Demised Premises now held or hereafter acquired by said Tenant or by any disclosed or undisclosed principal of said Tenant.

     SECTION 26.05. This lease shall be construed and enforced in accordance with the laws of the State of New York.

     SECTION 26.06. The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, its legal representatives, successors and assigns, except as otherwise provided herein.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this lease the day and year first above written.

                               WEBB & KNAPP, INC.

                                 By ARTHUR J. PHELAN          [CORPORATE
                                   Senior Vice-President        SEAL]
Attest:

    HARRY V. LETT
           Secretary

                               GRAYSLEB CORPORATION

                                 By ARTHUR J. PHELAN          [CORPORATE
                                    Senior Vice-President       SEAL]

Attest:

    HARRY V. LETT
           Secretary

                               MARY F. FINNEGAN  (L.S.)
                              (Mary F. Finnegan)

STATE OF NEW YORK  )
COUNTY OF NEW YORK ) ss.:

     On this 30th day of December, 1957, before me personally came
ARTHUR J. PHELAN, to me known and known to me to be Senior Vice President of WEBB & KNAPP, INC., who being by me duly sworn deposes and says: that he resides at 88 Summit Road, Port Washington, N. Y.; that he is Senior Vice President of WEBB & KNAPP, INC., one of the corporations described in and which executed the foregoing instrument and knows the corporate seal thereof; that the seal affixed to the foregoing instrument is the corporate seal of WEBB & KNAPP, INC., and was affixed thereto by authority of the Board of Directors of said corporation, and that he signed his name thereto as Senior Vice President by like authority.

                                                     SOL S. SINGER

                                                         [SEAL]

STATE OF NEW YORK  )
COUNTY OF NEW YORK ) ss.:

     On this 30th day of December, 1957, before me personally came ARTHUR J. PHELAN, to me known and known to me to be Senior Vice President of GRAYSLER CORPORATION, who being by me duly sworn deposes and says: that he resides at 88 Summit Road, Port Washington, N. Y.; that he is Senior Vice President of GRAYSLER CORPORATION, one of the corporations described in and which executed the foregoing instrument, and knows the corporate seal thereof; that the seal affixed to the foregoing instrument is the corporate seal of GRAYSLER CORPORATION, and was affixed thereto by authority of the Board of Directors of said corporation, and that he signed his name thereto as Senior Vice President by like authority.

                                                     SOL S. SINGER

                                                         [SEAL]

STATE OF NEW YORK   )
COUNTY OF NEW YORK  ) ss.:

     On the 30th day of December, in the year 1957, before me personally came MARY F. FINNEGAN, to me known to be the individual described in, and who executed the foregoing instrument, and acknowledged that she executed the same.

                                                     SOL S. SINGER

                                                         [SEAL]

                                   SCHEDULE A

                          DESCRIPTION OF GRANT OF TERM

     The term "GRANT OF TERM" shall mean the instrument made by and between The New York Central Railroad Company (hereinafter in this Schedule and Schedule B hereto called the "Railroad Company") and New York State Realty and Terminal Company (hereinafter in this Schedule and Schedule B hereto called the "Realty Company"), dated July 30, 1925, and recorded in the Office of the Register of the County of New York (now the Office of the Register of the City of New York in the County of New York) on September 12, 1925, in Liber 3505 of Conveyances, at Page 347

     (a) as the same may have been modified by agreements dated October 21, 1927, and November 2, 1938, and recorded in said Register's Office in Liber 3672 of Conveyances at Page 388 and Liber 4278 of Conveyances at Page 217 respectively

     (b) as the same was amended, modified and extended by instruments dated April 12, 1944, and recorded in said Register's Office on May 26, 1944, in Liber 4287 of Conveyances, at Page 201, and dated September 28, 1953, and recorded in said Register's Office an October 9, 1953, in Liber 4854 of Conveyances, at Page 370; and

     (c) as the same was amended, modified and extended by instrument dated December 30, 1957, which instrument was executed and delivered prior to the execution and delivery of the lease to which this Schedule is annexed.

                                   SCHEDULE B

                           DESCRIPTION OF GROUND LEASE

     The term "GROUND LEASE" shall mean the instrument made between the Realty Company, as Lessor, and Eastern Offices, Inc., as Lessee, dated July 30, 1925, and recorded in said Register's Officer on September 12, 1925, in Liber 3496 of Conveyances, at Page 183

     (a) as the same was modified by agreements dated respectively October 21, 1927, June 19, 1928, and November 2, 1938, and recorded respectively in said Register's Office in Liber 3672 of Conveyances, at Page 388, Liber 3901 of Conveyances, at Page 228, and Liber 4278 of Conveyances, at Page 217,

     (b) as the same was further modified and renewed by agreement dated April 5, 1944, and supplemental agreement dated April 5, 1944, and supplemental agreement dated April 12, 1944, and recorded in said Register's Office on May 26, 1944, in Liber 4287 of Conveyances, at Pages 208 and 195, respectively,

     (c) as further modified by agreement dated July 20, 1950, and recorded in said Register's Office on August 1, 1950, in Liber 5174 of Conveyances, at Page 265,

     (d) as the same was further amended and the term thereof revised and extended by Modified Agreement of Lease made as of January 1, 1953, and recorded in said Register's Office on October 9, 1953, in Liber 4854 of Conveyances, at Page 307;

     (e) as the same was further modified, and the term thereof revised and extended, by Modified Agreement of Lease dated December 30, 1957, which instrument was executed and delivered after the instrument referred to in paragraph (c) of Schedule A and prior to the lease to which this Schedule is annexed.

                                   SCHEDULE C

                  SCHEDULE FOR DETERMINATION OF AMOUNTS PAYABLE
                        TO LANDLORD UNDER SECTION 16.03.

                                                         LANDLORD
              IF TAKING OCCURS                           RECEIVES
               Prior to April 1,1958 ................. $ 18,000,000
Thereafter and prior to July  1,1958 .................   17,908,683
    "       "    "   "  Oct.  1,1958 .................   17,815,990
    "       "    "   "  Jan.  1,1959 .................   17,721,900
    "       "    "   "  April 1,1959 .................   17,626,391
    "       "    "   "  July  1,1959 .................   17,529,442
    "       "    "   "  Oct.  1,1959 .................   17,431,032
    "       "    "   "  Jan.  1,1960 .................   17,331,138
    "       "    "   "  April 1,1960 .................   17,229,739
    "       "    "   "  July  1,1960 .................   17,126,810
    "       "    "   "  Oct.  1,1960 .................   17,022,330
    "       "    "   "  Jan.  1,1961 .................   16,916,275
    "       "    "   "  April 1,1961 .................   16,808,621
    "       "    "   "  July  1,1961 .................   16,699,345
    "       "    "   "  Oct.  1,1961 .................   16,588,421
    "       "    "   "  Jan.  1,1962 .................   16,475,824
    "       "    "   "  April 1,1962 .................   16,361,531
    "       "    "   "  July  1,1962 .................   16,245,514
    "       "    "   "  Oct.  1,1962 .................   16,127,749
    "       "    "   "  Jan.  1,1963 .................   16,008,208
    "       "    "   "  April 1,1963 .................   15,886,865
    "       "    "   "  July  1,1963 .................   15,763,692
    "       "    "   "  Oct.  1,1963 .................   15,638,663
    "       "    "   "  Jan.  1,1964 .................   15,511,749
    "       "    "   "  April 1,1964 .................   15,382,922
    "       "    "   "  July  1,1964 .................   15,252,153
    "       "    "   "  Oct.  1,1964 .................   15,119,412
    "       "    "   "  Jan.  1,1965 .................   14,984,670
    "       "    "   "  April 1,1965 .................   14,847,897
    "       "    "   "  July  1,1965 .................   14,709,063
    "       "    "   "  Oct.  1,1965 .................   14,568,135
    "       "    "   "  Jan.  1,1966 .................   14,425,082
    "       "    "   "  April 1,1966 .................   14,279,874
    "       "    "   "  July  1,1966 .................   14,132,476
    "       "    "   "  Oct.  1,1966 .................   13,982,856
    "       "    "   "  Jan.  1,1967 .................   13,830,980
    "       "    "   "  April 1,1967 .................   13,676,815
    "       "    "   "  July  1,1967 .................   13,520,326

                                                      LANDLORD
          IF TAKING OCCURS                            RECEIVES
Thereafter and prior to Oct.   1, 1967 .............. 13,361,478
     "      "    "   "  Jan.   1, 1968 .............. 13,200,235
     "      "    "   "  April  1, 1968 .............. 13,036,562
     "      "    "   "  July   1, 1968 .............. 12,870,421
     "      "    "   "  Oct.   1, 1968 .............. 12,701,775
     "      "    "   "  Jan.   1, 1969 .............. 12,530,587
     "      "    "   "  April  1, 1969 .............. 12,356,819
     "      "    "   "  July   1, 1969 .............. 12,180,430
     "      "    "   "  Oct.   1, 1969 .............. 12,001,383
     "      "    "   "  Jan.   1, 1970 .............. 11,819,637
     "      "    "   "  April  1, 1970 .............. 11,635,150
     "      "    "   "  July   1, 1970 .............. 11,447,883
     "      "    "   "  Oct.   1, 1970 .............. 11,257,793
     "      "    "   "  Jan.   1, 1971 .............. 11,064,836
     "      "    "   "  April  1, 1971 .............. 10,868,971
     "      "    "   "  July   1, 1971 .............. 10,670,154
     "      "    "   "  Oct.   1, 1971 .............. 10,468,339
     "      "    "   "  Jan.   1, 1972 .............. 10,263,482
     "      "    "   "  April  1, 1972 .............. 10,055,536
     "      "    "   "  July   1, 1972 ..............  9,844,456
     "      "    "   "  Oct.   1, 1972 ..............  9,630,194
     "      "    "   "  Jan.   1, 1973 ..............  9,412,701
     "      "    "   "  April  1, 1973 ..............  9,191,930
     "      "    "   "  July   1, 1973 ..............  8,967,831
     "      "    "   "  Oct.   1, 1973 ..............  8,740,353
     "      "    "   "  Jan.   1, 1974 ..............  8,509,446
     "      "    "   "  April  1, 1974 ..............  8,275,059
     "      "    "   "  July   1, 1974 ..............  8,037,137
     "      "    "   "  Oct.   1, 1974 ..............  7,795,629
     "      "    "   "  Jan.   1, 1975 ..............  7,550,481
     "      "    "   "  April  1, 1975 ..............  7,301,636
     "      "    "   "  July   1, 1975 ..............  7,049,041
     "      "    "   "  Oct.   1, 1975 ..............  6,792,637
     "      "    "   "  Jan.   1, 1976 ..............  6,532,368
     "      "    "   "  April  1, 1976 ..............  6,268,176
     "      "    "   "  June   1, 1976 ..............  6,000,000